                                                                   EXHIBIT 10.30


________________________________________________________________________________



                          EXODUS COMMUNICATIONS, INC.
                                   AS ISSUER


                   TO CHASE MANHATTAN BANK AND TRUST COMPANY,
                              NATIONAL ASSOCIATION
                                   AS TRUSTEE



                                   INDENTURE

                            DATED AS OF JULY 1, 1998



                         11 1/4% SENIOR NOTES DUE 2008



_______________________________________________________________________________

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Recitals of the Issuer...................................................   1

  Article One - Definitions
   and Other Provisions of
   General Application...................................................   1

     Section 101.   Definitions..........................................   1
     Section 102.   Compliance Certificates and Opinions................   22
     Section 103.   Form of Documents Delivered to Trustee..............   23
     Section 104.   Acts of Holders; Record Date........................   23
     Section 105.   Notices, Etc., to Trustee and Issuer................   25
     Section 106.   Notice to Holders; Waiver...........................   25
     Section 107.   Conflict with Trust Indenture Act...................   26
     Section 108.   Effect of Headings and Table of Contents............   26
     Section 109.   Successors and Assigns..............................   26
     Section 110.   Separability Clause.................................   26
     Section 111.   Benefits of Indenture...............................   26
     Section 112.   Governing Law.......................................   26
     Section 113.   Legal Holidays......................................   27

  Article Two - Security Forms..........................................   27

     Section 201.   Forms Generally; Initial Forms of Rule 144a
                    and Regulation S Securities.........................   27
     Section 202.   Form of Face of Security............................   28
     Section 203.   Form of Reverse of Security.........................   31
     Section 204.   Form of Trustee's Certificate of Authentication.....   35

  Article Three - the Securities........................................   35

     Section 301.   Title and Terms.....................................   35
     Section 302.   Denominations.......................................   36
     Section 303.   Execution, Authentication, Delivery and Dating......   36
     Section 304.   Temporary Securities................................   37
     Section 305.   Global Securities...................................   38
     Section 306.   Registration, Registration of Transfer and
                    Exchange Generally; Restrictions on Transfer
                    and Exchange; Securities Act Legends................   39
     Section 307.   Mutilated, Destroyed, Lost and Stolen
                    Securities..........................................   43
     Section 308.   Payment of Interest; Interest Rights Preserved......   43
     Section 309.   Persons Deemed Owners...............................   44
     Section 310.   Cancellation........................................   45
     Section 311.   Cusip Numbers.......................................   45
     Section 312.   Computation of Interest.............................   45

  Article Four - Satisfaction and Discharge.............................   45

     Section 401.   Satisfaction and Discharge of Indenture.............   45
     Section 402.   Application of Trust Money..........................   46

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                                                                           ----
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  Article Five - Remedies...............................................    47

     Section 501.   Events of Default...................................    47
     Section 502.   Acceleration of Maturity; Rescission and
                    Annulment...........................................    48
     Section 503.   Collection of Indebtedness and Suits for
                    Enforcement by Trustee..............................    49
     Section 504.   Trustee May File Proofs of Claim....................    50
     Section 505.   Trustee May Enforce Claims Without Possession
                    of Securities.......................................    50
     Section 506.   Application of Money Collected......................    51
     Section 507.   Limitation on Suits.................................    51
     Section 508.   Unconditional Right of Holders to Receive
                    Principal, Premium and Interest.....................    52
     Section 509.   Restoration of Rights and Remedies..................    52
     Section 510.   Rights and Remedies Cumulative......................    52
     Section 511.   Delay or Omission Not Waiver........................    52
     Section 512.   Control by Holders..................................    52
     Section 513.   Waiver of past Defaults.............................    53
     Section 514.   Undertaking for Costs...............................    53
     Section 515.   Waiver of Stay, or Extension Laws...................    53

Article Six - the Trustee...............................................    54

     Section 601.   Certain Duties and Responsibilities.................    54
     Section 602.   Notice of Defaults..................................    55
     Section 603.   Certain Rights of Trustee...........................    55
     Section 604.   Not Responsible for Recitals or Issuance of
                    Securities..........................................    56
     Section 605.   May Hold Securities.................................    56
     Section 606.   Money Held in Trust.................................    56
     Section 607.   Compensation and Reimbursement......................    56
     Section 608.   Disqualification; Conflicting Interests.............    57
     Section 609.   Corporate Trustee Required; Eligibility.............    57
     Section 610.   Resignation and Removal; Appointment of
                    Successor...........................................    58
     Section 611.   Acceptance of Appointment by Successor..............    59
     Section 612.   Merger, Conversion, Consolidation or
                    Succession to Business..............................    59
     Section 613.   Preferential Collection of Claims Against
                    Issuer..............................................    60
     Section 614.   Appointment of Authenticating Agent.................    60

  Article Seven - Holders' Lists and Reports by Trustee and Issuer......    61

     Section 701.   Issuer to Furnish Trustee Names and Addresses
                    of Holders..........................................    61
     Section 702.   Preservation of Information; Communications to
                    Holders.............................................    61
     Section 703.   Reports by Trustee..................................    62
     Section 704.   Reports by the Issuer...............................    62

  Article Eight - Consolidation, Merger, Conveyance, Transfer or Lease..    63

     Section 801.   Issuer May Consolidate, Etc. Only on Certain
                    Terms...............................................    63
     Section 802.   Successor Substituted...............................    64

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  Article Nine - Supplemental Indentures................................    64

     Section 901.   Supplemental Indentures Without Consent of Holders..    64
     Section 902.   Supplemental Indentures with Consent of Holders.....    64
     Section 903.   Execution of Supplemental Indentures................    65
     Section 904.   Effect of Supplemental Indentures...................    65
     Section 905.   Conformity with Trust Indenture Act.................    65
     Section 906.   Reference in Securities to Supplemental
                    Indentures..........................................    66

  Article Ten - Covenants...............................................    66

     Section 1001.  Payment of Principal, Premium and Interest..........    66
     Section 1002.  Maintenance of Office or Agency.....................    66
     Section 1003.  Money for Security Payments to Be Held in Trust.....    66
     Section 1004.  Existence...........................................    67
     Section 1005.  Maintenance of Properties...........................    68
     Section 1006.  Payment of Taxes and Other Claims...................    68
     Section 1007.  Maintenance of Insurance............................    68
     Section 1008.  Limitation on Debt..................................    68
     Section 1009.  Limitation on Sale-leaseback Transactions...........    70
     Section 1010.  Limitation on Guarantees of Issuer Debt by
                    Restricted Subsidiaries.............................    70
     Section 1011.  Limitation on Restricted Payments...................    71
     Section 1012.  Limitation on Dividend and Other Payment
                    Restrictions Affecting Restricted Subsidiaries......    74
     Section 1013.  Limitation on Liens.................................    75
     Section 1014.  Limitation on Issuance of Capital Stock of
                    Restricted Subsidiaries.............................    76
     Section 1015.  Asset Sales.........................................    77
     Section 1016.  Change of Control...................................    78
     Section 1017.  Transactions with Affiliates and Related Persons....    79
     Section 1018.  Unrestricted Subsidiaries...........................    79
     Section 1019.  Provision of Financial Information..................    80
     Section 1020.  Deposit of Funds with Escrow Agent..................    80
     Section 1021.  Statement by Officers as to Default;
                    Compliance Certificates.............................    80
     Section 1022.  Waiver of Certain Covenants.........................    81

  Article Eleven - Redemption of Securities.............................    81

     Section 1101.  Right of Redemption.................................    81
     Section 1102.  Applicability of Article............................    82
     Section 1103.  Election to Redeem; Notice to Trustee...............    82
     Section 1104.  Selection by Trustee of Securities to Be
                    Redeemed............................................    82
     Section 1105.  Notice of Redemption................................    82
     Section 1106.  Deposit of Redemption Price.........................    83
     Section 1107.  Securities Payable on Redemption Date...............    83
     Section 1108.  Securities Redeemed in Part.........................    83

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  Article Twelve  Defeasance and Covenant Defeasance....................    84
     Section 1201.  Issuer's Option to Effect Defeasance or
                    Covenant Defeasance.................................    84
     Section 1202.  Defeasance and Discharge............................    84
     Section 1203.  Covenant Defeasance.................................    84
     Section 1204.  Conditions to Defeasance or Covenant Defeasance.....    85
     Section 1205.  Deposited Money and U.S. Government Obligations
                    to Be Held in Trust; Other Miscellaneous Provisions.    86
     Section 1206.  Reinstatement.......................................    87

Article Thirteen -  Collateral and Security.............................    87

     Section 1301.  Escrow Agreement....................................    87
     Section 1302.  Recording and Opinions..............................    88
     Section 1303.  Release of Collateral...............................    88
     Section 1304.  Authorization of Actions to Be Taken by the
                    Trustee under The Escrow Agreement..................    89
     Section 1305.  Authorization of Receipt of Funds by the Trustee
                    under The Escrow Agreement..........................    89
     Section 1306.  Termination of Security Interest....................    89

ANNEX A - Form of Regulation S Certificate..............................    A-1
ANNEX B - Form of Restricted Securities Certificate.....................    B-1
ANNEX C - Form of Unrestricted Securities Certificate...................    C-1

EXHIBIT A  -  Form of Exchange and Registration Rights Agreement

                          Exodus Communications, Inc.
              Reconciliation and tie between Trust Indenture Act
                of 1939 and Indenture, dated as of July 1, 1998


Trust Indenture                                                        Indenture
Act Section                                                              Section
--------------------------------------------------------------------------------

(S) 310(a)(1)................................................................609
     (a)(2)..................................................................609
     (a)(3).......................................................Not Applicable
     (a)(4).......................................................Not Applicable
     (b).....................................................................608
     ........................................................................610
(S) 311(a)...................................................................613
     (b).....................................................................613
(S) 312(a)...................................................................701
       ......................................................................702
     (b).....................................................................702
     (c).....................................................................702
     (b).....................................................................703
     (c).....................................................................703
     (d).....................................................................703
(S) 314(a)...................................................................704
     (a)(4).................................................................1022
     (b)....................................................................1302
     (c)(1).................................................................1022
     (c)(2).................................................................1020
     (c)(3).......................................................Not Applicable
     (d)....................................................................1303
     (e)....................................................................1020
-----------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Trust Indenture                                                        Indenture
Act Section                                                              Section
--------------------------------------------------------------------------------
(S) 315(a)...................................................................601
     (b).....................................................................602
     (c).....................................................................601
     (d).....................................................................601
     (d)(1)..................................................................514
     (e).....................................................................514
(S) 316(a)...................................................................502
     (a)(1)(A)...............................................................512
     (a)(1)(B)...............................................................513
     (a)(2).......................................................Not Applicable
     (b).....................................................................508
(S) 317(a)(1)................................................................503
     (a)(2)..................................................................504
     (b)....................................................................1003
(S) 318(a)...................................................................107
-------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

     INDENTURE, dated as of July 1, 1998, between Exodus Communications, Inc., a corporation duly organized and existing under the laws of the State of Delaware, having its principal executive offices at 2650 San Tomas Expressway, Santa Clara, California 95051 (the "Issuer"), and Chase Manhattan Bank and Trust Company, National Association, a national banking association, as Trustee (herein called the "Trustee") having its principal executive offices at 101 California Street, Suite 2725, San Francisco, CA 94111.

                             RECITALS OF THE ISSUER

     The Issuer has duly authorized the creation of an issue of its 11 1/4% Senior Notes due 2008 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture. The Securities may consist of Original Securities, Additional Securities and/or Exchange Securities, each as defined herein. The Original Securities, Additional Securities and Exchange Securities shall rank pari passu with one another and shall together constitute a single class and series of securities.

     All things necessary to make the Securities, when executed by the Issuer and authenticated and delivered hereunder and duly issued by the Issuer, the valid obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer, in accordance with their and its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

      SECTION 101.  Definitions.  For all purposes of this Indenture, except as
                    -----------
otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States as consistently applied by the Issuer at the Closing Date;

          (4) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles but shall not include the accounts of Unrestricted Subsidiaries, except to the extent of dividends and distributions actually paid to an Issuer or a Restricted Subsidiary;

          (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (6) unless the context otherwise requires, any reference to a "Clause," an "Article" or a "Section", or to an "Annex" or a "Schedule", refers to a Clause, an Article or Section of, or to an Annex or a Schedule attached to, this Indenture, as the case may be; and

          (7) unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Acquisition Debt" means Debt of a Person existing at the time such Person becomes a Restricted Subsidiary or assumed in connection with an Asset Acquisition, and not Incurred in connection with, or in anticipation of, such Person becoming a Restricted Subsidiary or such Asset Acquisition.

     "Additional Securities" means Securities issued by the Issuer after the Closing Date subject to the terms and conditions of this Indenture in an aggregate principal amount not to exceed $75.0 million and any Securities of like terms and tenor issued in exchange therefor (including any Successor Securities in respect thereof).

     "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Member" means any member of, or participant in, the Depositary.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect at the time of such transfer or transaction.

     "Asset Acquisition" means an acquisition by the Issuer or any of its Restricted Subsidiaries of the property and assets of any Person other than the Issuer or any of its Restricted Subsidiaries that constitute substantially all of a division or line of business of such Person; provided that the property and assets acquired are to be used in the System and Network Management Business.

     "Asset Sale" by any Person means any transfer, conveyance, sale, lease, license or other disposition by such Person or any of its Restricted Subsidiaries (including a consolidation or merger or other sale of any such Restricted Subsidiary with, into or to another Person in a transaction in which such Restricted Subsidiary ceases to be a Restricted Subsidiary) (collectively a "transfer") of (I) shares of Capital Stock (other than directors' qualifying shares) or other ownership interests of a Restricted Subsidiary of such Person,
(II) all or substantially all of the assets of such Person or any of its Restricted Subsidiaries, or (III) any other property, assets or rights (including intellectual property rights) of such Person or any of its Restricted Subsidiaries outside of the ordinary course of business; provided that "Asset Sale" shall not include (A) any transfer of all or substantially all of the assets of the Issuer in a transaction that is made in compliance with the requirements of provisions of Article Eight of this Indenture (B) any transfer by the Issuer to any Wholly Owned Restricted Subsidiary or by any Wholly Owned Restricted Subsidiary to any other Wholly Owned Restricted Subsidiary or to the Issuer in a manner that does not otherwise violate the terms of this Indenture,
(C) transfers made in compliance with the requirements of Section 1011, (D) transfers constituting the granting of a Permitted Lien, (E) exchanges of equipment used in the System and Network Management Business for other equipment to be used in the System and Network Management Business; provided any such exchange for equipment with a fair market value in excess of $2.0 million must be approved by the Issuer's Board of Directors, and (F) transfers of assets, property or other rights (including intellectual property rights) with a fair market value of less than $2.0 million.

      "Average Life" means, at any date of determination with respect to any debt security, the quotient obtained by dividing (i) the sum of the products of
(a) the number of years from the date of determination to the dates of each successive scheduled principal payment of such debt security and (b) the amount of such principal payment, by (ii) the sum of all such principal payments.

     "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors" means either the board of directors of the Issuer or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the relevant Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, New York and San Francisco, California are authorized or obligated by law or executive order to close.

     "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with GAAP. The principal amount of such obligation shall be the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with GAAP.

     "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person.

     "Cash Equivalents" means (i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of six months from the date of acquisition, (ii) certificates of deposit with maturities of not more than six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thompson Bank Watch Rating of "B" or better, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (i) and (ii) above entered into with any financial institution meeting the qualifications specified in clause (ii) above,
(iv) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Ratings Group and in each case maturing within six months after the date of acquisition and (v) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (i) through (iv) of this definition.

     "Cedel" means Cedel, S.A. (or any successor securities clearing agency).

     "Change of Control" means the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Issuer and its Subsidiaries, taken as a whole, to any Person or group of related Persons, as defined in Section 13(d) of the Exchange Act (a "Group"); (ii) the approval by the holders of capital stock of the Issuer of any plan or proposal for the liquidation or dissolution of the Issuer (whether or not otherwise in compliance with the provisions of the applicable Indenture); (iii) any Person or Group (other than Fleet National Bank or any of its Affiliates) shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Voting Stock of the Issuer or any successor to all or substantially all of its assets; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Issuer (together with any new directors whose election to the Board of Directors or whose nomination for election by the stockholders of the Issuer was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office.

     "Closing Date" means July 1, 1998.

     "Collateral" has the meaning specified in the Escrow Agreement.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

     "Consolidated Debt to EBITDA Ratio" means the ratio of (a) the total consolidated Debt as of the date of calculation (the "Determination Date") to
(b) four times the Consolidated EBITDA for the latest fiscal quarter for which financial information is available immediately preceding such Determination Date (the "Measurement Period"). For purposes of calculating Consolidated EBITDA for the Measurement Period immediately prior to the relevant Determination Date, (i) any Person that is a Restricted Subsidiary on the Determination Date (or would become a Restricted Subsidiary on such Determination Date in connection with the transaction that requires the determination of such Consolidated EBITDA) will be deemed to have been a Restricted Subsidiary at all times during such Measurement Period, (ii) any Person that is not a Restricted Subsidiary on such Determination Date (or would cease to be a Restricted Subsidiary on such Determination Date in connection with the transaction that requires the determination of such Consolidated EBITDA) will be deemed not to have been a Restricted Subsidiary at any time during such Measurement Period, and (iii) if the Issuer or any Restricted Subsidiary shall have in any manner (x) acquired (through an acquisition or the commencement of activities constituting such operating business) or (y) disposed of (by an Asset Sale or the termination or discontinuance of activities constituting such operating business) any operating business during such Measurement Period or after the end of such period and on or prior to such Determination Date, such calculation will be made on a pro forma basis in accordance with GAAP as if, in the case of an acquisition or the commencement of activities constituting such operating business, all such transactions had been consummated prior to the first day of such Measurement Period (it being understood that in calculating Consolidated EBITDA the exclusions set forth in clauses (a) through (f) of the definition of Consolidated Net Income shall apply to any Person acquired as if it were a Restricted Subsidiary.

     "Consolidated EBITDA" means, with respect to any period, Consolidated Net Income for such period increased (without duplication), to the extent deducted in calculating such Consolidated

Net Income, by (a) Consolidated Income Tax Expense for such period; (b) Consolidated Interest Expense for such period without regard to the proviso therein; and (c) depreciation, amortization and any other non-cash items for such period, less any non-cash items to the extent they increase Consolidated Net Income (including the partial or entire reversal of reserves taken in prior periods) for such period, of the Issuer and any Restricted Subsidiary, including, without limitation, amortization of capitalized debt issuance costs for such period, all of the foregoing determined on a consolidated basis for the Issuer and its Restricted Subsidiaries in accordance with GAAP; provided that, if any Restricted Subsidiary is not a Wholly Owned Restricted Subsidiary, Consolidated EBITDA shall be reduced (to the extent not otherwise reduced in accordance with GAAP) by an amount equal to (A) the amount of Consolidated EBITDA attributable to such Restricted Subsidiary multiplied by (B) the percentage ownership interest in such Restricted Subsidiary not owned on the last day of such period by the Issuer or any of its Restricted Subsidiaries.

     "Consolidated Income Tax Expense" for any period means the consolidated provision for income taxes of the Issuer and its Restricted Subsidiaries for such period calculated on a consolidated basis in accordance with GAAP.

     "Consolidated Interest Expense" means for any period the consolidated interest expense included in a consolidated income statement (without deduction of interest income) of the Issuer and its Restricted Subsidiaries for such period calculated on a consolidated basis in accordance with GAAP, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the amortization of Debt discounts; (ii) any payments or fees with respect to letters of credit, bankers' acceptances or similar facilities;
(iii) fees (net of any amounts received) with respect to any Interest Rate or Currency Protection Agreement; (iv) interest on Debt guaranteed by the Issuer and its Restricted Subsidiaries, to the extent paid by the Issuer or any Restricted Subsidiary; and (v) the portion of any Capital Lease Obligation allocable to interest expense; provided that, if any Restricted Subsidiary is not a Wholly Owned Restricted Subsidiary, Consolidated Interest Expense shall be reduced (to the extent not otherwise reduced in accordance with GAAP) by an amount equal to (A) the amount of Consolidated Interest Expense attributable to such Restricted Subsidiary multiplied by (B) the percentage ownership interest in such Restricted Subsidiary not owned on the last day of such period by the Issuer or any of its Restricted Subsidiaries.

     "Consolidated Net Income" for any period means the consolidated net income (or loss) of the Issuer and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded therefrom (a) the net income (or loss) of any Person acquired by the Issuer or a Restricted Subsidiary of the Issuer in a pooling-of-interests transaction for any period prior to the date of such transaction, (b) the net income (or loss) of any Person that is not a Restricted Subsidiary of the Issuer except to the extent of the amount of dividends or other distributions actually paid to the Issuer or a Restricted Subsidiary of the Issuer by such Person during such period, (c) gains or losses on Asset Sales by the Issuer or its Restricted Subsidiaries, (d) all extraordinary gains and extraordinary losses,
(e) the cumulative effect of changes in accounting principles and (f) the tax effect of any of the items described in clauses (a) through (e) above.

     "Consolidated Net Worth" of any Person means the consolidated stockholders' equity of such Person, determined on a consolidated basis in accordance with GAAP, less amounts attributable to Disqualified Stock of such Person; provided that, with respect to the Issuer, adjustments following the date of this Indenture to the accounting books and records of the Issuer in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto), or otherwise resulting from the acquisition of control of the Issuer by another Person shall not be given effect.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which is, at the date as of which this Indenture is dated, located at 101 California Street, Suite 2725, San Francisco, CA 94111.

     "corporation" means a corporation, association, company, joint-stock company, limited liability company, partnership or business trust.

     "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person (including reimbursement obligations with respect thereto, but excluding obligations with respect to trade letters of credit securing obligations entered into in the ordinary course of business to the extent such letters of credit are not drawn upon or, if drawn upon, to the extent such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement), (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements), (v) every Capital Lease Obligation of such Person, (vi) all Disqualified Stock issued by such Person, (vii) if such Person is a Restricted Subsidiary, all Preferred Stock issued by such Person, (viii) every obligation under Interest Rate or Currency Protection Agreements of such Person and (ix) every obligation of the type referred to in clauses (I) through (ix) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise. The "amount" or "principal amount" of Debt at any time of determination as used herein represented by (a) any contingent Debt, shall be the maximum principal amount thereof, (b) any Debt issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (c) any Disqualified Stock, shall be the maximum fixed redemption or repurchase price in respect thereof, and (d) any Preferred Stock, shall be the maximum voluntary or involuntary liquidation preference plus accrued and unpaid dividends in respect thereof, in each case as of such time of determination. In no event shall "Debt" include any trade payable or accrued expenses arising in the ordinary course of business.

     "Default" has the meaning specified in Section 501.

     "Defaulted Interest" has the meaning specified in Section 308.

     "Depositary" means The Depository Trust Company or, if The Depository Trust Company shall cease to be a clearing agency registered under the Exchange Act, any other clearing agency registered under the Exchange Act that is designated as the successor Depositary in an Issuer Order delivered to the Trustee.

     "Disqualified Stock" of any Person means any Capital Stock of such Person that by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, at the option of the holder thereof) or otherwise matures or is required to be redeemed (pursuant to any sinking fund obligation or otherwise, but other than as a result of the death or disability of the holder thereof or the termination of the employment with the Issuer of the holder thereof) or is convertible into or exchangeable for Debt or is redeemable at the option of the holder thereof, in whole or in part, at any time prior to the final maturity of the Securities; provided, however, that any Capital Stock which would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require the Issuer or a Restricted Subsidiary to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or a "change of control" occurring prior to the final maturity date of the Securities shall not constitute Disqualified Stock if such provisions applicable to such Capital Stock are no more favorable to the holders of such stock than the corresponding provisions applicable to the Securities contained in this Indenture and such provisions applicable to such Capital Stock specifically provide that the Issuer and its Restricted Subsidiaries will not repurchase or redeem any such stock pursuant to such provisions prior to the repurchase of such Securities as are required to be repurchased pursuant to this Indenture upon an Asset Sale or a Change of Control.

     "Distribution Compliance Period" means the period of 40 consecutive days commencing on the later of (i) the date Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S (the Issuer and Trustee being entitled to rely on written advice from the Initial Purchasers with respect thereto) and (ii) the Closing Date.

     "Dollars" and "$" means such coins or currency of the United States of America which is legal tender for payment of public and private debts.

     "DTC" means The Depository Trust Company, a New York corporation.

     "Escrow Account" shall have the meaning specified in the Escrow Agreement.

     "Escrow Agent" shall mean the Trustee or any successor Escrow Agent appointed pursuant to the terms of the Escrow Agreement.

     "Escrow Agreement" shall mean that Escrow Agreement among the Escrow Agent, the Trustee and the Issuer.

     "Escrow Funds" shall have the meaning specified in the Escrow Agreement.

     "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Act" refers to the Securities Exchange Act of 1934 and any successor act thereto.

     "Exchange and Registration Rights Agreement" means (i) the Exchange and Registration Rights Agreement, dated as of July 1, 1998, between the Issuer and the Initial Purchasers, as such agreement may be amended from time to time, the form of which is attached hereto as Exhibit A, and (ii) any other agreement entered into by the Issuer in the future that provides for an Exchange Offer or resale registration with respect to any Additional Securities.

     "Exchange Offer" means an offer made by the Issuer pursuant to the Exchange and Registration Rights Agreement or otherwise under an effective registration statement under the Securities Act to Exchange Securities for Original Securities or Additional Securities.

     "Exchange Offer Registration Statement" means a registration statement of the Issuer under the Securities Act registering Exchange Securities for distribution pursuant to an Exchange Offer.

     "Exchange Securities" means any Securities issued pursuant to an Exchange Offer and their Successor Securities.

     "Existing Debt" shall mean Debt of the Issuer and its Restricted Subsidiaries in existence on the Closing Date.

     "Expiration Date" has the meaning specified in Section 104.

     "GAAP" means generally accepted accounting principles in the United States which are in effect on the date of original issuance of the Securities, consistently applied.

     "Global Security" means a Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guaranteeing, any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person,
(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guaranty by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation including by acquisition of Restricted Subsidiaries or the recording, as required pursuant to GAAP or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in GAAP that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Initial Purchasers" means Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, BT Alex. Brown Incorporated and NationsBanc Montgomery Securities LLC as purchasers of the Securities from the Issuer pursuant to the Purchase Agreement.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Interest Rate or Currency Protection Agreement" of any Person means any forward contract, futures contract, swap, option or other financial agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates or currency exchange rates or indices.

     "Internal Revenue Code" means the Internal Revenue Code of 1986 and any successor thereto.

     "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise) to, or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by, any other Person, including any payment on a Guarantee of any obligation of such other Person.

     "Issuer" means the Persons named as the "Issuer" in the first paragraph of this instrument until a successor Person or Persons shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Issuer" shall mean such successor Person.

     "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by the Issuer's Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

     "Liquidated Damages" has the meaning specified in the Exchange and Registration Rights Agreement.

     "Material Restricted Subsidiary" means, at any date of determination, any Restricted Subsidiary that represents more than 10% of the Issuer's total consolidated assets at the end of the most recent fiscal quarter for which financial information is available, or more than 10% of the Issuer's consolidated net sales or consolidated operating income for the most recent four quarters for which financial information is available.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Net Cash Proceeds" means (i) with respect to any Asset Sale by any Person, cash or Cash Equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption of Debt or other obligations relating to such properties or assets) therefrom by such Person, net of (A) all legal, title and recording tax expenses, commissions and other fees and expenses Incurred and all federal, state, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Sale, (B) all payments made by such Person or its Restricted Subsidiaries on any Debt which is secured by such assets in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Sale or by applicable law, be repaid out of the proceeds from such Asset Sale, (C) all distributions and other payments made to minority interest holders in Restricted Subsidiaries of such Person or joint ventures as a result of such Asset Sale and (D) appropriate amounts to be provided by such Person or any Restricted Subsidiary thereof, as the case may be, as a reserve in accordance with GAAP against any liabilities associated with such assets and retained by such Person or any Restricted Subsidiary thereof, as the case may be, after such Asset Sale, including, without limitation, liabilities under any indemnification obligations and severance and other employee termination costs associated with such Asset Sale, in each case as determined by the Board of Directors, in its reasonable good faith judgment evidenced by a resolution of the Board of Directors filed with the Trustee; provided, however, that any reduction in such reserve within twelve months following the consummation of such Asset Sale will be treated for all purposes of this Indenture and the Securities as a new Asset

Sale at the time of such reduction with Net Cash Proceeds equal to the amount of such reduction, (ii) with respect to the issuance or sale of Capital Stock, or options, warrants or rights to purchase Capital Stock, or debt securities or Disqualified Stock that has been converted into or exchanged for Capital Stock, the proceeds of such issuance or sale in the form of cash or Cash Equivalents, including payments in respect of deferred payment obligations, net of attorney's fees, accountant's fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale, conversion or exchange and net of any Consolidated Interest Expense attributable to any debt securities paid to the holders thereof prior to the conversion or exchange and net of taxes paid or payable as a result thereof.

     "Notice of Default" has the meaning specified in Section 602.

     "Offer" has the meaning specified in the definition of Offer to Purchase.

     "Offer Expiration Date" has the meaning specified in the definition of Offer to Purchase.

     "Offer to Purchase" means a written offer (the "Offer") sent by the Issuer by first class mail, postage prepaid, to each Holder at his address appearing in the Securities Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Offer Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Offer Expiration Date. The Issuer shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Issuer's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer. The Offer shall contain information concerning the business of the Issuer and its Restricted Subsidiaries which the Issuer in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include
(i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to this Indenture (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Issuer's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Issuer to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Issuer to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

     (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

     (2) the Offer Expiration Date and the Purchase Date;

     (3) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Issuer pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

     (4) the purchase price to be paid by the Issuer for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to the Indenture) (the "Purchase Price");

     (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral of $1,000 principal amount;

     (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

     (7) that interest on any Securities not tendered or tendered but not purchased by the Issuer pursuant to the Offer to Purchase will continue to accrue;

     (8) that on the Purchase Date the Purchase Price will become due and payable upon each Security being accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

     (9) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Offer Expiration Date (such Security being, if the Issuer or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

     (10) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Issuer (or their Paying Agent) receives, not later than the close of business on the Offer Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

     (11) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Issuer shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Issuer shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased); and

     (12) that in the case of any Holder whose Security is purchased only in part, the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

     Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Issuer and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer, and who shall be acceptable to the Trustee.

     "Original Securities" means the Securities issued on the Closing Date and their Successor Securities.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (3) Securities which have been paid pursuant to Section 307 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Issuer;

          provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any Affiliate of the Issuer or of such other obligor.

     "Owner Securities Certification" has the meaning specified in Section 201.

     "pari passu", when used with respect to the ranking of any Debt of any Person in relation to other Debt of such Person, means that each such Debt (a) either (i) is not subordinated in right of payment to any other Debt of such Person or (ii) is subordinate in right of payment to the same Debt of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Debt of such Person as to which the other is not so subordinate.

     "Paying Agent" means any Person authorized by the Issuer to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Issuer.

     "Permitted Interest Rate or Currency Protection Agreement" of any Person means any Interest Rate or Currency Protection Agreement entered into with one or more financial institutions that is designed to protect such Person against fluctuations in interest rates or currency exchange rates with respect to Debt Incurred and which shall have a notional amount no greater than the payments due with respect to the Debt being hedged thereby and not for purposes of speculation.

     "Permitted Investment" means (i) an Investment in the Issuer or a Wholly Owned Restricted Subsidiary or a Person which will, upon the making of such Investment, become a Wholly Owned Restricted Subsidiary or be merged or consolidated with or into or transfer or convey all or substantially all its assets to, the Issuer or a Wholly Owned Restricted Subsidiary; provided that such Person's primary business or the assets to be transferred or conveyed are related, ancillary or complementary to the System and Network Management Business; (ii) Cash Equivalents; (iii) payroll, travel, relocation and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses in accordance with GAAP; (iv) stock, obligations or securities received (x) in satisfaction of judgments or (y) in connection with the sale or disposition of a Person, assets or business; (v) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and worker's compensation, performance and other similar deposits; (vi) Permitted Interest Rate or Currency Agreements; (vii) Strategic Investments; (viii) loans or advances to officers or employees of the Issuer or any Restricted Subsidiary (other than loans or advances made pursuant to clause
(ix) below) that do not in the aggregate exceed $10.0 million at any time outstanding; (ix) accounts receivable in the ordinary course of business (and Investments obtained in exchange or settlement of accounts receivable for which the Issuer has determined that collection is not likely); and (x) loans or advances to Persons who own Debt or Capital Stock (other than any Affiliate of the Issuer or any Restricted Subsidiary) of any Person if such loans or advances are made as part of, or in connection with, a transaction pursuant to which such Person becomes a Restricted Subsidiary of the Issuer or any other Restricted Subsidiary or substantially all of the assets of such Person are acquired by the Issuer or any Restricted Subsidiary, in an aggregate amount not to exceed 20% of the total consideration paid in connection with such acquisition.

     "Permitted Lien" means any Lien on the assets of the Issuer or any Restricted Subsidiary permitted under Section 1013.

     "Permitted Senior Bank Debt" means Debt Incurred by Issuer or any Restricted Subsidiary pursuant to the Senior Loan Facility, or one or more other senior commercial term loan and/or revolving credit facilities (including any letter of credit subfacility) entered into principally with commercial banks and/or other financial institutions typically party to commercial loan agreements, and any replacement, extension, renewal, refinancing or refunding thereof; provided that the aggregate principal amount of all Permitted Senior Bank Debt, at any one time outstanding, shall not exceed $100.0 million plus 85% of the Issuer's consolidated net accounts receivable.

     "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Preferred Stock" of any Person means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

     "Public Equity Offering" means an underwritten primary public offering of Common Stock of the Issuer pursuant to an effective registration statement under the Securities Act.

     "Purchase Agreement" means the Purchase Agreement, dated June 26, 1998, between the Issuer and the Initial Purchasers, as such agreement may be amended from time to time.

     "Purchase Amount" has the meaning specified in the definition of Offer to Purchase.

     "Purchase Date" has the meaning specified in the definition of Offer to Purchase.

     "Purchase Money Secured Debt" of any Person means Debt of such Person secured by a Lien on real or personal property of such Person which Debt (a) constitutes all or a part of the purchase price or construction cost of such property or (b) is Incurred prior to, at the time of or within 180 days after the acquisition or substantial completion of such property for the purpose of financing all or any part of the purchase price or construction cost thereof; provided, however, that (w) the Debt so incurred does not exceed 100% of the purchase price or construction cost of such property and related expenses, (x) such Lien does not extend to or cover any property other than such item of property and any improvements on such item and proceeds thereof, (y) the purchase price or construction cost for such property is or should be included in "addition to property, plant and equipment" in accordance with GAAP, and (z) the purchase or construction of such property is not part of any acquisition of a Person or business unit or line of business.

     "Purchase Price" has the meaning specified in the definition of Offer to Purchase.

     "Qualified Consideration" shall mean: (i) cash; (ii) Cash Equivalents;
(iii) assets that are used or useful in the System and Network Management Business; (iv) any securities or other obligations that are converted into or exchanged for cash or Cash Equivalents within six months after the Asset Sale or
(v) liabilities of the Issuer or a Restricted Subsidiary assumed by the transferee (or its designee) such that the Issuer or such Restricted Subsidiary has no further liability therefor, the amount of the liability to be determined in accordance with GAAP.

     "Receivables" means receivables, chattel paper, instruments, documents or intangibles evidencing or relating to the right to payment of money.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with its respective Successor Securities.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the June 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Regulation S" means Regulation S under the Securities Act.

     "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

     "Regulation S Global Security" has the meaning specified in Section 201.

     "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon Regulation S Securities.

     "Regulation S Securities" means all Securities required pursuant to
Section 306(c) to bear a Regulation S Legend.

     "Related Person" of any Person means any other Person directly or indirectly owning (a) 5% or more of the outstanding Common Stock of such Person (or, in the case of a Person that is not a corporation, 5% or more of the equity interest in such Person) or (b) 5% or more of the combined voting power of the Voting Stock of such Person.

     "Required Filing Date" has the meaning specified in Section 1019.

     "Resale Registration Statement" means a shelf registration statement under the Securities Act filed by the Issuer, if required by, and meeting the requirements of, the Exchange and Registration Rights Agreement, registering Original Securities or Additional Securities for resale.

     "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Global Security" has the meaning set forth in Section 201.

     "Restricted Payments" has the meaning specified in Section 1010.

     "Restricted Securities" means all Securities required pursuant to Section 306(c) to bear a Restricted Securities Legend. Such term includes the Restricted Global Securities.

     "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

     "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Restricted Security.

     "Restricted Subsidiary" means any Subsidiary of the Issuer, whether existing on or after the date of this Indenture, unless such Subsidiary is an Unrestricted Subsidiary.

     "Rule 144" means Rule 144 under the Securities Act.

     "Rule 144A" means Rule 144A under the Securities Act.

     "Rule 144A Securities" means (i) in the case of the Original Securities, the Securities purchased by the Initial Purchasers from the Issuer pursuant to the Purchase Agreement, other than the Regulation S Securities, and (ii) in the case of Additional Securities, any Additional Securities purchased from the Issuer for resale pursuant to Rule 144A.

     "Secured Debt" means Permitted Senior Bank Debt, Purchase Money Secured Debt and other Debt secured by a Permitted Lien.

     "Securities" has the meaning specified in the first paragraph of the recitals to this instrument and includes the Exchange Securities and Additional Securities.

     "Securities Act" means the Securities Act of 1933, and any successor act thereto.

     "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

     "Security Register" and " Security Registrar" have the respective meanings specified in Section 306.

     "Senior Loan Facility" means the loan facility expected to be provided pursuant to a credit agreement to be entered into by and among the Issuer, Goldman Sachs Credit Partners L. P., as arranger and syndication agent, certain lenders from time to time party thereto, and the administrative agent party thereto, and any credit agreements governing Debt Incurred to refund, replace or refinance borrowings or commitments then outstanding under or permitted to be Incurred or outstanding under such facility, and all promissory notes, guaranties, letters of credit, security agreements, pledge agreements, mortgages, deeds of trust and other instruments, documents or agreements executed pursuant to such credit agreements, in each case as the same may be amended, extended, renewed, supplemented, restated or otherwise modified from time to time.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 308.

     "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     "Strategic Investment" means an Investment in any Person (other than an Unrestricted Subsidiary of the Issuer) whose primary business is related, ancillary or complementary to the System and Network Management Business, and such Investment is determined by the Board of Directors of the Issuer to promote or significantly benefit the businesses of the Issuer and its Restricted Subsidiaries on the date of such Investment.

     "Subordinated Debt" means Debt of the Issuer as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full of the Securities to at least the following extent: (i) no payments of principal of (or premium, if any) or interest on, or otherwise due in respect of such Debt, may be permitted for so long as any default in the payment of principal (or premium, if any) or interest on the Securities exists; (ii) in the event that any other default that with the passing of time or the giving of notice, or both, would constitute an Event of Default with respect to the Securities, upon notice by 25% or more in principal amount of the Securities to the Trustee, the Trustee shall have the fight to give notice to the Issuer and the holders of such Debt (or trustees or agents therefor) of a payment blockage, and thereafter no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be made for a period of 179 days from the date of such notice; and (iii) such Debt may not (x) provide for payments of principal of such Debt at the Maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Issuer (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Debt upon an event of default thereunder), in each case prior to the final maturity date of the Securities or (y) permit redemption or other retirement (including pursuant to an offer to purchase made by the Issuer) of such other Debt at the option of the holder thereof prior to the final maturity date of the Securities, other than a redemption or other retirement at the option of the holder of such Debt (including pursuant to an offer to purchase made by the Issuer) which is conditioned upon a change of control of the Issuer pursuant to provisions substantially similar to Section 1016 (and which shall provide that such Debt will not be repurchased pursuant to such provisions prior to the Issuer's repurchase of the Securities required to be repurchased by the Issuer pursuant to Section 1016); provided, however, that any Debt which would constitute Subordinated Debt but for provisions thereof giving holders thereof the right to require the Issuer or a Restricted Subsidiary to repurchase or redeem such Subordinated Debt upon the occurrence of an asset sale occurring prior to the final maturity of the Securities shall constitute Subordinated Debt if such provisions applicable to such Subordinated Debt are nor more favorable to the holders of such Debt than the provisions applicable to the Securities contained in Section 1015 and such provisions applicable to such Debt specifically provide that the Issuer and its Restricted Subsidiaries will not repurchase or redeem any such Debt pursuant to such provisions prior to the repurchase of such Securities as are required to be repurchased pursuant to
Section 1015.

     "Subsidiary" of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Restricted Subsidiaries thereof, or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

     "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purpose of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "System and Network Management Business" means (i) server and other hardware hosting, (ii) connectivity, data networking, telecommunications or content for computer or data networks or systems; (iii) management of computer or data networks or systems; (iv) technology services, equipment sales or leasing or software licensing for computer or data networks or systems (including Internet Protocol and any successor protocol(s) based networks); and
(v) businesses reasonably related, complementary or incidental thereto.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Unregistered Security" means any Security that is not a Registered
Security.

     "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in
Annex C.

     "Unrestricted Subsidiary" has the meaning set forth in Section 1018.

     "U.S. Government Securities" means securities that are direct obligations of the United States of America, direct obligations of the Federal Home Loan Mortgage Corporation, direct obligations of the Federal National Mortgage Association, securities which the timely payment of whose principal and interest is unconditionally guaranteed by the full faith and credit of the United States of America, trust receipts or other evidence of a direct claim upon the instruments described above and money market mutual funds that invest solely in such securities.

     "U.S. Person" means (i) any natural person resident in the United States,
(ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. Person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. Person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which any trustee is a U.S. Person (other than a trust of which at least one trustee is a non-U.S. Person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. Person) and (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the Securities Act who are not natural persons, estates or trusts); provided, however, that the term a "U.S. Person" does not include (A) a branch or agency of a U.S. Person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (C) the international organizations set forth in
Section 902(k)(2) of Regulation S under the Securities Act and any other similar international organizations, and its agencies, affiliates and pension plans.

     "Vice President", when used with respect to the Issuer, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) at such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

     "Wholly Owned Restricted Subsidiary" of any Person means a Restricted Subsidiary of such person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Restricted Subsidiaries of such Person or by such Person and one or more Wholly Owned Restricted Subsidiaries of such Person.

      SECTION 102.  Compliance Certificates and Opinions.  Upon any application
                    ------------------------------------
or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Issuer, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include (in form reasonably satisfactory to the Trustee)

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with (which, in the case of an Opinion of Counsel and if permitted under the Trust Indenture Act, may be limited to reliance on an Officers' Certificate as to matters of fact); and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      SECTION 103.  Form of Documents Delivered to Trustee.  In any case where
                    --------------------------------------
several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such eligible and qualified Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer stating the information on which counsel is relying unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      SECTION 104.  Acts of Holders; Record Date.  Any request, demand,
                    ----------------------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee in accordance with
Section 105 hereof, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     The ownership of Securities shall be proved by the Security Register. Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Security.

     The Issuer may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Issuer may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Issuer prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Issuer from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Issuer, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in
Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Issuer's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Issuer in writing and to each Holder of Securities in the manner set forth in Section 106.

     With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

     Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

      SECTION 105.  Notices, Etc., to Trustee and Issuer.  Any request, demand,
                    ------------------------------------
authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing, to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration, or

          (2) the Issuer by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered to the Issuer addressed to it at the address of its principal office specified in the first paragraph of this instrument, unless the Issuer shall notify the Trustee in writing of any other address, in which case at such other address.

      SECTION 106.  Notice to Holders; Waiver.  Where this Indenture provides
                    -------------------------
for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice, with a copy to the Trustee at the same time mailed or delivered in accordance with Section 105(1) hereof. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

      SECTION 107.  Conflict with Trust Indenture Act.  If any provision hereof
                    ---------------------------------
limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Issuer and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

      SECTION 108.  Effect of Headings and Table of Contents.  The Article and
                    ----------------------------------------
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 109.  Successors and Assigns.  All covenants and agreements in
                    ----------------------
this Indenture by the Issuer shall bind its respective successors and assigns, whether so expressed or not.

      SECTION 110.  Separability Clause.  In case any provision in this
                    -------------------
Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 111.  Benefits of Indenture.  Nothing in this Indenture or in the
                    ---------------------
Securities, express or implied, shall give to any Person, other than the parties hereto and its successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 112.  Governing Law.  THIS INDENTURE AND THE SECURITIES SHALL BE
                    -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION 113.  Legal Holidays.  In any case where any Interest Payment
                    --------------
Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Purchase Date or Stated Maturity, as the case may be.


                                  ARTICLE TWO

                                 Security Forms

      SECTION 201.  Forms Generally; Initial Forms of Rule 144A and Regulation S
                    ------------------------------------------------------------
Securities. The Securities and the Trustee's certificates of authentication
----------
shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by its execution of the Securities.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner provided that such manner is permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by its execution of such Securities.

     Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct).
Such Global Securities, together with its Successor Securities which are Global Securities other than the Regulation S Global Security, are collectively herein called the "Restricted Global Security".

     Upon their original issuance, Regulation S Securities (herein called "Regulation S Global Security") shall be issued in the form of a single Global Security registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee at its Corporate Trust Office, as custodian for DTC, for credit to Morgan Guaranty Trust Company of New York, Brussels Office, as operator of Euroclear and Cedel, in turn for credit to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as such beneficial owners may direct) in accordance with the rules thereof.

     Beneficial interests in the Regulation S Global Security may only be held through Euroclear and Cedel until the expiration of the Distribution Compliance Period as provided in Section 306(b)(4).

      SECTION 202.  Form of Face of Security.  [IF THE SECURITY IS A RESTRICTED
                    ------------------------
SECURITY, THEN INSERT -- THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]

     [IF THIS SECURITY IS A GLOBAL SECURITY, THEN INSERT -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

     [IF THIS SECURITY IS A GLOBAL SECURITY AND THE DEPOSITORY TRUST COMPANY IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT -- UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

     [IF THIS SECURITY IS A REGULATION S SECURITY, THEN INSERT -- THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]


                          EXODUS COMMUNICATIONS, INC.


                         11 1/4% Senior Notes due 2008

[If Restricted Security CUSIP No. [_____ _____]
[If Regulation S Security -- ISIN No. [___________]


No. __________                                              $________

     Exodus Communications, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promise to pay to __________________, or registered assigns, the principal sum of _____________________ Dollars (such amount the "principal amount" of this Security) [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -- , or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $200,000,000 in the aggregate at any time) as may be set forth in the records of the Trustee as referred to in accordance with the Indenture,] on July 1, 2008 and to pay interest thereon from July 1, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable in arrears semi-annually on January 1 and July 1 in each year, commencing January 1, 1999 at the rate of 11 1/4% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 15 or December 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the relevant Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee in accordance with Section 308 of the Indenture, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on this Security shall be computed on the basis set forth in the Indenture.

     Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Issuer for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided further that all payments of the principal (and premium, if any) and interest on Securities, the Holders of which hold more than $5.0 million in principal amount and have given wire transfer instructions to the Issuer or its agent at least 10 Business Days prior to the applicable payment date, will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holders in such instructions.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.


                                    EXODUS COMMUNICATIONS, INC.


                                    By:________________________________________
                                         Name:
                                         Title:



                                    Attest:_____________________________________
                                         Name:
                                         Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

Dated:  July 1, 1998

Chase Manhattan Bank and Trust Company,
National Association,
as Trustee


By:___________________________________________
     Authorized Signatory


      SECTION 203.  Form of Reverse of Security.  This Security is one of a duly
                    ---------------------------
authorized issue of Securities of the Issuer designated as its 11 1/4% Senior Notes due 2008 (herein called the "Securities"), issued and to be issued under an Indenture, dated as of July 1, 1998 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), among the Issuer and Chase Manhattan Bank and Trust Company, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     Prior to or concurrently with the issuance of this Security, the Issuer shall have deposited funds with the Escrow Agent in the Escrow Account held by the Escrow Agent for the benefit of the holders in accordance with an Escrow Agreement. The funds in the Escrow Account will be sufficient to pay, when due, the first four semi-annual interest payments on all Securities. The Escrow Agreement will provide, among other things, that funds may be disbursed from the Escrow Account for interest payments the Issuer makes on the Securities. The Escrow Agent will be instructed to cause all funds in the Escrow Account to be invested, pending disbursement, in U.S. Government Securities.

     The Securities are subject to redemption, at the option of the Issuer, in whole or in part, at any time on or after July 1, 2003 and prior to maturity, upon not less than 30 nor more than 60 days' notice mailed to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000, at the following Redemption Prices (expressed as percentages of the principal amount) plus accrued and unpaid interest and Liquidated Damages, if any, to but excluding the Redemption Date (subject to the right of Holders of record on the immediately preceding Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), if redeemed during the 12-month period beginning July 1 of the years indicated below:

                                                                REDEMPTION
YEAR                                                               PRICE
----                                                             ---------
2003 ........................................................... 105.625%
2004 ........................................................... 103.750%
2005 ........................................................... 101.875%
2006 and thereafter ............................................ 100.000%

     In addition, at any time prior to July 1, 2001, the Issuer may redeem up to 35% of the aggregate Outstanding principal amount of the Securities with the Net Cash Proceeds of one or more sales of Capital Stock (other than Disqualified Stock) at a Redemption Price equal to 111.25% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon and Liquidated Damages, if any, to the date of redemption; provided that at least 65% of the original principal amount of the Securities remains Outstanding immediately following such redemption. In order to effect the foregoing redemption, the Issuer must mail a notice of redemption no later than 45 days after the related sale of Capital Stock and must consummate such redemption within 60 days of the closing of the sale of Capital Stock.

     The Securities do not have the benefit of any sinking fund obligations.

     In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     If an Event of Default shall occur and be continuing, there may be declared due and payable the principal amount of (together with accrued and unpaid interest on) the Securities, in the manner and with the effect provided in the Indenture.

     [IF SECURITY IS A RESTRICTED SECURITY, THEN INSERT -- The Holder of this Security (and any Person that has a beneficial interest in this Security) is entitled to the benefits of an Exchange and Registration Rights Agreement, dated as of July 1, 1998, and as the same may be amended from time to time (the "Exchange and Registration Rights Agreement"), executed by the Issuer. The Exchange and Registration Rights Agreement provides that Liquidated Damages will be payable by the Issuer on the Securities for specified periods if the Issuer does not comply with certain of its obligations thereunder. Issuer agrees to pay Liquidated Damages, if any, accruing on this Security.]

     The Indenture provides that, subject to certain conditions, if (i) certain Net Cash Proceeds are available to the Issuer as a result of an Asset Sale or
(ii) a Change of Control occurs, the Issuer shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities under the Indenture at any time by the Issuer and the Trustee with the consent of the

Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and its consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date or, in the case of any purchase of this Security required to be made pursuant to an Offer to Purchase, on the Purchase Date).

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

     Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.



                       OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Security purchased in its entirety by the Issuer pursuant to Section 1015 or 1016 of the Indenture, check the box:

     [_]

     If you want to elect to have only a part of this Security purchased by the Issuer pursuant to Section 1015 or 1016 of the Indenture, state the amount:

     $_____________

Dated:         Your Signature:_________________________________________________
               (Sign exactly as name appears on the other side of this Security)

          Signature Guarantee:_________________________________________________
                         (Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.)

      SECTION 204.  Form of Trustee's Certificate of Authentication.  The
                    -----------------------------------------------
Trustee's Certificate of Authentication shall be in substantially the following form:

     This is one of the Securities referred to in the within-mentioned
Indenture.

     Dated:
               Chase Manhattan Bank and Trust Company,
                 National Association
                 as Trustee


               By ____________________________________
                    Authorized Signatory



                                 ARTICLE THREE

                                 The Securities

      SECTION 301.  Title and Terms.  The aggregate principal amount of
                    ---------------
Securities which may be authenticated and delivered under this Indenture is limited to $275,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 307, 906 or 1108 or in connection with an Offer to Purchase pursuant to Section 1015 or 1016 (all Securities referred to in this exception being deemed "Substitute Securities"). On the Closing Date the Issuer shall not issue in excess of $200 million in aggregate principal amount of Securities). The Issuer may from time to time issue Additional Securities, in each case pursuant to a Board Resolution and subject to Section
303. The Issuer may issue Exchange Securities from time to time pursuant to an Exchange Offer, in each case pursuant to a Board Resolution and subject to
Section 303, in authorized denominations in exchange for a like principal amount of Original Securities or Additional Securities. Upon any such exchange the Original Securities or Additional Securities, as the case may be, shall be cancelled in accordance with Section 310 and shall no longer be deemed Outstanding for any purpose.

     The Securities (including Additional Securities) shall be known and designated as the "11 1/4% Senior Notes due 2008" of the Issuer. Their final maturity date shall be July 1, 2008 and they shall bear interest at the rate of 11 1/4% per annum, from July 1, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, regardless of when issued, payable semi-annually in arrears on July 1 and January 1, commencing January 1, 1999, until the principal thereof is paid or made available for payment. Notwithstanding the foregoing, Liquidated Damages shall be payable on the Securities under the circumstances and in the manner specified in the Exchange and Registration Rights Agreement. Accrued Liquidated Damages, if any, shall be paid in cash in arrears semi-annually on January 1 and July 1 in each year. Whenever in this

Indenture there is mentioned, in any context, interest on, or in respect of, any Security, such mention shall be deemed to include mention of Liquidated Damages to the extent that, in such context, Liquidated Damages is, was or would be accrued or payable in respect thereof and express mention of Liquidated Damages in any provisions hereof shall not be construed as excluding Liquidated Damages in those provisions hereof where such express mention is not made.

     The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Issuer in the Borough of Manhattan, The City of New York maintained for such purpose and at any other office or agency maintained by the Issuer for such purpose; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     The Securities shall be subject to repurchase by the Issuer pursuant to an Offer to Purchase as provided in Sections 1015 and 1016.

     The Securities shall be redeemable as provided in Article Eleven.

     The Securities shall be subject to defeasance and covenant defeasance as provided in Article Twelve.

     The Securities shall not have the benefit of any sinking fund obligation.

     Unless the context otherwise requires, the Original Securities, the Additional Securities and the Exchange Securities shall constitute one class and series of securities for all purposes under this Indenture, including with respect to any amendment, waiver, acceleration or other Act of Holders, redemption or Offer to Purchase.

      SECTION 302.  Denominations.  The Securities shall be issuable only in
                    -------------
registered form without coupons and only in denominations of $1,000 and any integral multiples thereof.

      SECTION 303.  Execution, Authentication, Delivery and Dating.  The
                    ----------------------------------------------
Securities shall be executed on behalf of the Issuer by any two of the Chairman of the Board, Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Chief Financial Officer, the Treasurer or any Assistant Treasurer. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of an Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices at the time of the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Original Securities executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Original Securities; and the

Trustee in accordance with the Issuer order shall authenticate and make available for delivery such Original Securities as provided in this Indenture and not otherwise.

     At any time and from time to time after the execution and delivery of this Indenture and on or prior to July 1, 1999, the Issuer may, pursuant to a Board Resolution, deliver Additional Securities executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Additional Securities, an Officers' Certificate stating that the issuance of such Additional Securities will not result in a breach or violation of any of the covenants contained in this Indenture or in the Escrow Agreement and that all conditions precedent to such issuance, authentication and delivery of Additional Securities in this Indenture and the Escrow Agreement have been fully complied with and satisfied, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities. Prior to authenticating such Additional Securities, and accepting any additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, if requested, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating in substance that the issuance of such Additional Securities will not result in a breach or violation of any of the covenants contained in this Indenture and as to the due authorization, execution and delivery of the Additional Securities, the enforceability of the Additional Securities, and the duly incorporated status and good standing of the Issuer.

     At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a registration statement under the Securities Act with respect to such Securities, the Issuer may deliver Exchange Securities executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Exchange Securities and a like principal amount of Original Securities for cancellation in accordance with Section 310 of this Indenture, and the Trustee in accordance with the Issuer Order shall authenticate and make available for delivery such Securities. Prior to authenticating such Exchange Securities, and accepting any additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, if requested, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel as to the due authorization, execution and delivery of the Exchange Securities, the enforceability of the Exchange Securities, and the duly incorporated status and good standing of the Issuer.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

      SECTION 304.  Temporary Securities.  Pending the preparation of definitive
                    --------------------
Securities, the Issuer may execute, and upon Issuer Order, the Trustee shall authenticate and deliver, temporary Securities, which Securities are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution thereof.

     If temporary Securities are issued, the Issuer will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Issuer designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation (which cancellation shall be only by the Trustee) of any one or more temporary Securities, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same rights and benefits under this Indenture as definitive Securities.

      SECTION 305.  Global Securities.  (a)  Each Global Security authenticated
                    -----------------
under this Indenture shall be registered in the name of the Depositary designated by the Issuer for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

     (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Issuer that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Issuer fails to appoint a successor Depositary within 120 days of such notice, (ii) the Issuer executes and delivers to the Trustee an Issuer Order stating that it elects to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee) or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities.

     (c) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to
Section 306(b) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Issuer shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures and in accordance with all applicable laws.

     (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

     (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Securities and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

      SECTION 306.  Registration, Registration of Transfer and Exchange
                    ---------------------------------------------------
Generally; Restrictions on Transfer and Exchange; Securities Act Legends.
------------------------------------------------------------------------

     (a) Registration, Registration of Transfer and Exchange Generally.  The
         -------------------------------------------------------------
Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Issuer designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. Such Security Register shall distinguish between Original Securities, Additional Securities and Exchange Securities.

     Subject to the other provisions of this Indenture regarding restrictions on transfer, upon surrender for registration of transfer of any Security at an office or agency of the Issuer designated pursuant to Section 1002 for such purpose, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

     At the option of the Holder, and subject to the other provisions of this
Section 306, Securities may be exchanged for other Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and (except for the differences between Original Securities and Exchange Securities provided for herein) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Issuer and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 305, 306, 906, 1015, 1016 or 1108 not involving any transfer.

     The Issuer and the Trustee shall not be required (i) to issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     (b) Certain Transfers and Exchanges.  Notwithstanding any other provision
         -------------------------------
of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 306(b) shall be made only in accordance with this Section 306(b). Transfers and exchanges subject to this Section 306(b) shall also be subject to the other provisions of this Indenture that are not inconsistent with this Section 306(b).

          (1) Restricted Global Security to Regulation S Global Security.  If
              ----------------------------------------------------------
the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who is required or permitted to acquire the same in the form of a beneficial interest in the Regulation S Global Security (if before the expiration of the Distribution Compliance Period, such Regulation S Global Security shall be held only in or through accounts maintained at the Depositary by Euroclear or Cedel, and if thereafter, such transfer may be effected only in accordance with the provisions of this Clause
(b)(1) subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(4) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in Section 305(c).

          (2) Regulation S Global Security to Restricted Global Security.  If
              ----------------------------------------------------------
the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who is required or permitted to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause
(b)(2) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during the Distribution Compliance Period, a Restricted Securities Certificate, satisfactory to the Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount as provided in Section 305(c).

          (3) Exchanges between Global Security and Non-Global Security.  A
              ---------------------------------------------------------
beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 305, provided that, if such interest is a beneficial interest in the Restricted Global Security, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 306(c).

          (4) Regulation S Global Security to be Held Through Euroclear or Cedel
              ------------------------------------------------------------------
during Distribution Compliance Period.  The Issuer shall use its best efforts to
-------------------------------------
cause the Depositary to ensure that beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof) until the expiration of the Distribution Compliance Period, and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account until the expiration of the Distribution Compliance Period; provided that this Clause
(b)(4) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(2) above.

     (c) Securities Act Legends.  Rule 144A Securities and their respective
         ----------------------
Successor Securities shall bear a Restricted Securities Legend, and Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

          (1) subject to the following Clauses of this Section 306(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

          (2) subject to the following Clauses of this Section 306(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 306(b)(3) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

          (3) Registered Securities shall not bear a Securities Act Legend;

          (4) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and make available for delivery such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

          (5) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Issuer's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Issuer, shall authenticate and deliver such a new Security as provided in this Article Three provided that, the Trustee, if it deems reasonably necessary or appropriate, may request an Opinion of Counsel in connection with such direction; and

     Notwithstanding the foregoing provisions of this Section 306(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Issuer has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Issuer, shall authenticate and make available for delivery a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

     Each Holder of a Security agrees to indemnify the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

     The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

      SECTION 307.  Mutilated, Destroyed, Lost and Stolen Securities.  If any
                    ------------------------------------------------
mutilated Security is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Issuer and the Trustee (i) evidence to its satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by either of them to save each of them and any agent of either of them completely harmless, then, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and upon its written request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Issuer and the Trustee (without duplication) may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and reasonable attorneys' fees) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

      SECTION 308.  Payment of Interest; Interest Rights Preserved.  Interest on
                    ----------------------------------------------
any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder on such date, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in Clause (1) or (2) below:

     (1) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or its respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the sole expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or its respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Issuer may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Issuer to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee in its reasonable judgment.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      SECTION 309.  Persons Deemed Owners.  Prior to due presentment of a
                    ---------------------
Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 308) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

     None of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Issuer or the Trustee, or any agent of the Issuer or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as a Holder of such Security in global form.

      SECTION 310.  Cancellation.  All Securities surrendered for payment,
                    ------------
redemption, registration of transfer or exchange or pursuant to any Offer to Purchase pursuant to Section 1015 or 1016 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it and only by it. The Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by an Issuer order, provided, that in no event shall the Trustee be required to destroy such canceled Securities.

      SECTION 311.  CUSIP Numbers.  The Issuer in issuing the Securities may use
                    -------------
"CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee of any change in the "CUSIP" numbers.

      SECTION 312.  Computation of Interest.  Interest on the Securities shall
                    -----------------------
be computed on the basis of a 360-day year of twelve 30-day months.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

      SECTION 401.  Satisfaction and Discharge of Indenture.  This Indenture
                    ---------------------------------------
shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on written demand of and at the sole expense of the

Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture (including, but not limited to, Article Twelve hereof), when

     (1)  either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 307 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i)  have become due and payable, or

               (ii) will become due and payable at its Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the sole expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in cash or U.S. Government Securities sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be including, without limitation, the payment of all fees and expenses of the Trustee, its agents and counsel;

     (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer including, without limitation, the payment of all fees and expenses of the Trustee, its agents and counsel; and

     (3) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Issuer to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (i) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

      SECTION 402.  Application of Trust Money.  Subject to the provisions of
                    --------------------------
the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE

                                    Remedies

      SECTION 501.  Events of Default.  "Event of Default", wherever used
                    -----------------
herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) (a "Default" as such term is used in this Indenture shall mean the occurrence and continuation of an Event of Default):

     (1) failure to pay principal of (or premium, if any, on) any Security when due (upon acceleration, optional or mandatory redemption, required repurchase or otherwise);

     (2) failure to pay interest on any Security when due, and such default continues for a period of 30 days;

     (3) default in the payment of principal and interest on Securities required to be purchased pursuant to an Offer to Purchase pursuant to Sections 1015 or 1016 when due and payable;

     (4) failure to perform or comply with the provisions contained in Article Eight;

     (5) failure to perform any other covenant or agreement of the Issuer under the Indenture or the Securities and such failure continues for 60 days after written notice to the Issuer by the Trustee or Holders of at least 25% in aggregate principal amount of outstanding Securities;

     (6) (i) any default by the Issuer or any Material Restricted Subsidiary in the payment of the principal, premium, if any, or interest has occurred with respect to amounts in excess of $10.0 million under any agreement, indenture or instrument evidencing Debt when the same shall become due and payable in full and such default shall have continued after any applicable grace period and shall not have been cured or waived and, if not already matured at its final maturity in accordance with its terms, the holders of such Debt shall have the right to accelerate such Debt, or (ii) any event of default as defined in any agreement, indenture or instrument of the Issuer or any Restricted Subsidiary evidencing Debt in excess of $10.0 million shall have occurred and the Debt thereunder, if not already matured at its final maturity in accordance with its terms, shall have been accelerated;

     (7) the rendering of a final judgment or judgments against the Issuer or any Material Restricted Subsidiary in an amount in excess of $10.0 million which remains undischarged or unstayed for a period of 60 days after the date on which the right to appeal has expired;


     (8) the Issuer shall challenge the Lien on the Collateral under the Escrow Agreement prior to the time that the Collateral is to be released to the Issuer or the Escrow Agreement becomes, or the Issuer asserts that the Escrow Agreement is, invalid or unenforceable, otherwise than in accordance with its terms;


     (9) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Issuer or any Material Restricted Subsidiary in an involuntary case or proceeding under any applicable U.S. Federal or State or other applicable bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Issuer or any Material Restricted Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or any Material Restricted Subsidiary under any applicable U.S. Federal or State, or other applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or any Material Restricted Subsidiary or of any substantial part of the property of the Issuer or any Material Restricted Subsidiary, or ordering the winding up or liquidation of the affairs of the Issuer or any Material Restricted Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (10) the commencement by the Issuer or any Material Restricted Subsidiary of a voluntary case or proceeding under any applicable U.S. Federal or State, or other applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Issuer or any Material Restricted Subsidiary to the entry of a decree or order for relief in respect of the Issuer or such Material Restricted Subsidiary in an involuntary case or proceeding under any applicable U.S. Federal or State, or other applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer or a Material Restricted Subsidiary, or the filing by the Issuer or any Material Restricted Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable U.S. Federal or State, or other applicable law, or the consent by the Issuer or any Material Restricted Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Issuer or any Material Restricted Subsidiary or of substantially all of the property of the Issuer or any Material Restricted Subsidiary, or the making by the Issuer or any Material Restricted Subsidiary of an assignment for the benefit of creditors, or the admission by the Issuer or any Material Restricted Subsidiary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer or any Material Restricted Subsidiary in furtherance of any such action.

     SECTION 502.  Acceleration of Maturity; Rescission and Annulment.  If an
                   --------------------------------------------------
Event of Default (other than an Event of Default specified in Section 501(9) or (10)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the

Outstanding Securities may declare the Securities to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by Holders), and upon any such declaration the principal and any accrued interest on all Outstanding Securities shall become immediately due and payable. If an Event of Default specified in Section 501(9) or (10) occurs, the principal of and any accrued interest on the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

     At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

          (A) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Issuer) and, to the extent that payment of such interest is lawful, any interest thereon at the rate provided therefor in the Securities,

          (B) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided therefor in the Securities, and

          (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

     (2) all Events of Default, other than the non-payment of the principal of (and premium, if any) or interest on, the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 503.  Collection of Indebtedness and Suits for Enforcement by
                   -------------------------------------------------------
Trustee.  The Issuer covenants that if
-------

     (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Issuer, at the Purchase Date thereof, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided therefor in the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any amounts due the Trustee under
Section 607 hereof.

     If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 504.  Trustee May File Proofs of Claim.  In case of any judicial
                   --------------------------------
proceeding relative to the Issuer or any other obligor upon the Securities, or its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect, receive and distribute any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION 505.  Trustee May Enforce Claims Without Possession of Securities.
                   -----------------------------------------------------------
All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any amounts due the Trustee under Section 607 hereof, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     SECTION 506.  Application of Money Collected.  Subject to Article Thirteen,
                   ------------------------------
any money collected by the Trustee pursuant to this Article or pursuant to the Escrow Agreement shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts (including, without limitation, the reasonable compensation, expenses, disbursements and advances due the Trustee, its agents and counsel and any other amounts) due the Trustee under Section 607; and

     SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities due the Holders in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

     SECTION 507.  Limitation on Suits.  No Holder of any Security shall have
                   -------------------
any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings or pursue remedies in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered and provided to the Trustee reasonable indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding or pursued any remedies; and

     (5) no direction which is inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

     SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium
                   ------------------------------------------------------------
and Interest.  Notwithstanding any other provision in this Indenture, the Holder
------------
of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 308) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or in the case of an Offer to Purchase made by the Issuer and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired or affected without the consent of such Holder.

     SECTION 509.  Restoration of Rights and Remedies.  If the Trustee or any
                   ----------------------------------
Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 510.  Rights and Remedies Cumulative.  Except as otherwise provided
                   ------------------------------
with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 511.  Delay or Omission Not Waiver.  No delay or omission of the
                   ----------------------------
Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 512.  Control by Holders.  The Holders of a majority in principal
                   ------------------
amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

     (1) the Trustee may refuse to follow any direction which

          (i) conflicts with any rule of law or with the Escrow Agreement or this Indenture,

               or

          (ii) the Trustee, in its reasonable judgment, determines may be unduly prejudicial to the rights of other Holders of Securities, or may expose the Trustee to personal liability, or does not provide adequate indemnification against any loss or expense resulting from the compliance therewith, and


     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


     SECTION 513.  Waiver of Past Defaults.  The Holders of not less than a
                   -----------------------
majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities, by written notice to the Trustee, waive any past default hereunder and its consequences, except a default


     (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Issuer), or


     (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.


     Upon any such waiver, such default shall be cured and shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


     SECTION 514.  Undertaking for Costs.  In any suit for the enforcement of
                   ---------------------
any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the reasonable costs of such suit, and may assess reasonable costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that this Section shall not be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee and provided, further that, subject to a court's discretion, this Section shall not apply to a suit by the Trustee, and as provided in the Trust Indenture Act.


     SECTION 515.  Waiver of Stay, or Extension Laws.  The Issuer covenants (to
                   ---------------------------------
the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that they may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.



                                  ARTICLE SIX


                                  The Trustee


     SECTION 601.  Certain Duties and Responsibilities.
                   -----------------------------------


     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.


     (b) Except during the continuance of an Event of Default:


          (1) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee, and


          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).


     (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:


          (1) this paragraph does not limit the effect of paragraph (b) of this Section;


          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;


          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 512 hereof; and


          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.


     (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a),
(b), and (c) of this Section.


     SECTION 602.  Notice of Defaults.  The Trustee shall give the Holders
                   ------------------
notice of any default hereunder (a "Notice of Default") of which it has knowledge as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default specified in Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence of such default (without regard to any Notice of Default). For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.


     Except in the case of an Event of Default in payment of principal of (premium, if any) or interest on any Security, the Trustee may withhold notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders.


     SECTION 603.  Certain Rights of Trustee.  Subject to the provisions of
                   -------------------------
Section 601:


     (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, without any independent investigation of any fact or matter therein;


     (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;


     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate;


     (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel, shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney upon reasonable advance notice to the Issuer;


     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;


     (h) the Trustee shall not be liable for any action it takes, suffers to be taken, or omits in good faith; and


     (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities or this Indenture.


     SECTION 604.  Not Responsible for Recitals or Issuance of Securities.  The
                   ------------------------------------------------------
recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for its correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of Securities or the proceeds thereof.


     SECTION 605.  May Hold Securities.  The Trustee, any Authenticating Agent,
                   -------------------
any Paying Agent, any Security Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Issuer and any other obligor upon the Securities with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


     SECTION 606.  Money Held in Trust.  Money held by the Trustee in trust
                   -------------------
hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer.


     SECTION 607.  Compensation and Reimbursement.  The Issuer agrees
                   ------------------------------


     (1) to pay to the Trustee from time to time such reasonable compensation for all services rendered by it hereunder as may be agreed in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the compensation, expenses and disbursements of its agents, accountants, experts and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and


     (3) to indemnify the Trustee and any predecessor Trustee and their agents for, and to hold them harmless against, any loss, damage, claims, liability or expense (including, without limitation, reasonable attorneys' fees and expenses and taxes (other than taxes based upon, measured by or determined by the income of such Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability (not arising from negligence or bad faith) in connection with the exercise or performance of any of its powers or duties hereunder.


     The Trustee shall notify the Issuer promptly upon acquiring knowledge of any claim for which it is entitled to be indemnified hereunder. Failure by the Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder unless the Issuer are prejudiced thereby. If the Issuer elect to defend the claim, the Issuer shall be entitled to control the defense of such claim and the Trustee shall cooperate in such defense. The Trustee may have separate counsel, and the Issuer shall pay the reasonable fees and expenses of such counsel until such time as the Issuer assumes the defense of such claim, and thereafter, to the extent that in the Trustee's reasonable judgment its interests conflict with or differ from those of the Issuer under such claim. The Issuer need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.


     The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities.


     The obligations of the Issuer under this Section 607 shall survive the resignation or removal of the Trustee and/or satisfaction and discharge of this Indenture.


     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 501(9) or (10) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any applicable bankruptcy law.


     SECTION 608.  Disqualification; Conflicting Interests.  If the Trustee has
                   ---------------------------------------
or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest within 90 days, apply to the Commission for permission to continue, or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


     SECTION 609.  Corporate Trustee Required; Eligibility.  There shall at all
                   ---------------------------------------
times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has (or, in the case of a corporation included in a bank holding company system, the related bank holding company has) a combined capital and surplus of at least $50.0 million and its Corporate Trust Office or agency in The Borough of Manhattan, City of New York. If such Person or bank holding company publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person or bank holding company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


     SECTION 610.  Resignation and Removal; Appointment of Successor.
                   -------------------------------------------------


     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.


     (b) The Trustee may resign at any time by giving written notice thereof to the Issuer.


     (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Issuer.


     (d)  If at any time:


          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security for at least six months, or


          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Issuer or by any such Holder, or


          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Issuer by Board Resolutions of the Issuer may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.


     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by Board Resolution of the Issuer, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If, within 30 days after the retiring Trustee resigns, no successor Trustee shall have been so appointed by the Issuer or the Holders of a majority in principal amount of the Outstanding Securities and accepted appointment in the manner hereinafter provided, the retiring Trustee or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.


     (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


     SECTION 611.  Acceptance of Appointment by Successor.  Every successor
                   --------------------------------------
Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee a written instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of all sums owing to the retiring Trustee hereunder and subject to the Lien provided for in Section 607 hereof, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts. Notwithstanding the replacement of the Trustee pursuant to this Section 611, the Issuer's obligations under Section 607 hereof shall continue for the benefit of the retiring Trustee.


     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


     SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.
                   -----------------------------------------------------------
Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee, or any corporation into which all or substantially all of its corporate trust business is transferred, may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     SECTION 613.  Preferential Collection of Claims Against Issuer.  If and
                   ------------------------------------------------
when the Trustee shall be or become a creditor of the Issuer (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer(or any such other obligor).


     SECTION 614.  Appointment of Authenticating Agent.  The Trustee may appoint
                   -----------------------------------
an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 307, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be reasonably acceptable to the Issuer and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having (or, in the case of a corporation included in a bank holding company system, the related bank holding company has) a combined capital and surplus of not less than $50.0 million and subject to supervision or examination by Federal or State authority. If such Authenticating Agent or bank holding company publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent or bank holding company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.


     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.


     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be reasonably acceptable to the Issuer and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as its names and addresses appear in the Security Register. Any successor Authenticating

Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.


     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments from the Issuer, subject to the provisions of Section 607.


     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:


     This is one of the Securities described in the within-mentioned Indenture.



                    [NAME OF AUTHENTICATING AGENT]



                    By___________________________
                      Authorized Signatory



                                 ARTICLE SEVEN


                Holders' Lists and Reports by Trustee and Issuer


     SECTION 701.  Issuer to Furnish Trustee Names and Addresses of Holders.
                   --------------------------------------------------------
The Issuer will furnish or cause to be furnished to the Trustee


     (a) semi-annually, not more than 15 days after each June 15 and December 15, commencing December 15, 1998, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and


     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;


excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.


     SECTION 702.  Preservation of Information; Communications to Holders.
                   ------------------------------------------------------

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.


     (b) The rights of Holders to communicate with other Holders with respect to its rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee shall be provided by the Trust Indenture Act.


     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.


     SECTION 703.  Reports by Trustee.
                   ------------------


     (a) The Trustee shall mail or transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.


     (b) A copy of each such report shall, at the time of such mailing or transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, if any, with the Commission and with the Issuer. The Issuer will notify the Trustee when the Securities are listed on any stock exchange, or any delisting thereof.


     SECTION 704.  Reports by the Issuer.  The Issuer shall file with the
                   ---------------------
Trustee and the Commission, and mail or transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to, the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates and written notices delivered to the Trustee in accordance with the terms of this Indenture).

                                 ARTICLE EIGHT


              Consolidation, Merger, Conveyance, Transfer or Lease


     SECTION 801.  Issuer may Consolidate, Etc. Only on Certain Terms.  The
                   --------------------------------------------------
Issuer may not, in a single transaction or a series of related transactions, (i) consolidate or merge with or into any other Person or permit any other Person to consolidate or merge with or into the Issuer or (ii) directly or indirectly, transfer, sell, lease or otherwise dispose of all or substantially all of its assets, unless:


          (1) in a transaction in which the Issuer does not survive or in which the Issuer transfers, sells, leases or otherwise disposes of all or substantially all of its assets, the successor entity to the Issuer (for purposes of this Article Eight, a "Successor Entity"), shall be organized and validly existing under the laws of the United States of America, any State thereof, or the District of Columbia, and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the Issuer's obligations under the Indenture;


          (2) immediately before and after giving effect to such transaction and treating any Debt which becomes an obligation of the Issuer or a Restricted Subsidiary as a result of such transaction as having been Incurred by the Issuer or such Restricted Subsidiary at the time of the transaction, no Event of Default or event that with the passing of time or the giving of notice, or both, would constitute an Event of Default shall have occurred and be continuing;


          (3) except in the case of any such consolidation or merger of the Issuer with or into, or any such transfer, sale, lease or other disposition of assets to, a Wholly Owned Restricted Subsidiary, immediately after giving effect to such transaction, the Consolidated Net Worth of the Issuer (or other successor entity to the Issuer) is equal to or greater than that of the Issuer immediately prior to the transaction;


          (4) except in the case of any such consolidation or merger of the Issuer with or into, or any such transfer, sale, lease or other disposition of assets to, a Wholly Owned Restricted Subsidiary, immediately after giving effect to such transaction and treating any Debt which becomes an obligation of the Issuer or a Restricted Subsidiary as a result of such transaction as having been Incurred by the Issuer or such Restricted Subsidiary at the time of the transaction, the Issuer (including any successor entity to the Issuer) could Incur at least $1.00 of additional Debt pursuant to the provisions of the Indenture described in the first paragraph of Section 1008; and


          (5) the Issuer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such amalgamation, consolidation, merger, conveyance, transfer, sale, lease or disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officer's Certificate, setting forth the manner of determination of the Consolidated Net Worth and the ability to Incur Debt in accordance with Clauses (3) and (4) of this Section 801, of the Issuer or, if applicable, of the Successor Entity as required pursuant to the foregoing.

     SECTION 802.  Successor Substituted.  Upon any consolidation of the Issuer
                   ---------------------
with, or merger of the Issuer into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Issuer as an entirety in accordance with Section 801, the Successor Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor Person had been named herein as the Issuer herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.



                                  ARTICLE NINE


                            Supplemental Indentures


     SECTION 901.  Supplemental Indentures Without Consent of Holders.  Without
                   --------------------------------------------------
the consent of any Holders, the Issuer, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:


     (1) to evidence the succession of another Person to an Issuer and the assumption by any such successor of the covenants of the Issuer herein and in the Securities; or


     (2) to add to the covenants of the Issuer for the benefit of the Holders, or to surrender any right or power herein conferred upon the Issuer; or


     (3) to secure the Securities pursuant to the requirements of Section 1013 or otherwise; or


     (4) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or


     (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect; or


     (6) to evidence and provide for the acceptance and appointment hereunder of a successor Trustee with respect to the Securities.


     SECTION 902.  Supplemental Indentures with Consent of Holders.  With the
                   -----------------------------------------------
consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by Board Resolutions of the Issuer, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture;

provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,


     (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase
Date), or


     (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and its consequences) provided for in this Indenture, or


     (3) modify any of the provisions of this Section, Section 513 or Section 1022, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or


     (4) following the mailing of an Offer with respect to an Offer to Purchase pursuant to Section 1015 or 1016, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder.


     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


     SECTION 903.   Execution of Supplemental Indentures.  In executing, or
                    ------------------------------------
accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


     SECTION 904.  Effect of Supplemental Indentures.  Upon the execution of any
                   ---------------------------------
supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


     SECTION 905.  Conformity with Trust Indenture Act.  Every supplemental
                   -----------------------------------
indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

     SECTION 906.  Reference in Securities to Supplemental Indentures.
                   --------------------------------------------------
Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Securities.



                                  ARTICLE TEN


                                   Covenants


     SECTION 1001.  Payment of Principal, Premium and Interest.  The Issuer will
                    ------------------------------------------
duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.


     SECTION 1002.  Maintenance of Office or Agency.  The Issuer will maintain
                    -------------------------------
in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuer hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.


     The Issuer may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


     SECTION 1003.  Money for Security Payments to Be Held in Trust.  If the
                    -----------------------------------------------
Issuer shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Issuer shall have one or more Paying Agents, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Issuer will promptly notify the Trustee of its action or failure so to act.


     The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent (or, until such time as this Indenture shall be qualified under the Trust Indenture Act, which would be applicable to it as Paying Agent if this Indenture were so qualified) and (ii) in the event and during the continuance of any default by the Issuer (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.


     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.


     Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Issuer on Issuer request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.


     SECTION 1004.  Existence.  Subject to Article Eight and Section 1015, the
                    ---------
Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that Issuer shall not be required to preserve any such right or franchise if the Issuer in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the loss thereof is not disadvantageous in any material respect to the Holders.

     SECTION 1005.  Maintenance of Properties.  The Issuer will cause all
                    -------------------------
material properties used or useful in the conduct of its business or the business of any Restricted Subsidiary of the Issuer to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section shall prevent an Issuer or any of its Restricted Subsidiaries from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Issuer or Restricted Subsidiary in good faith, desirable in (or not adverse to) the conduct of its business or the business of any Restricted Subsidiary and not adverse in any material respect to the Holders.


     SECTION 1006.  Payment of Taxes and Other Claims.  The Issuer will pay or
                    ---------------------------------
discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Issuer or any of its Restricted Subsidiaries or upon the income, profits or property of the Issuer or any of its Restricted Subsidiaries, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer or any of its Restricted Subsidiaries; provided, however, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate negotiations or proceedings.


     SECTION 1007.  Maintenance of Insurance.  The Issuer shall, and the Issuer
                    ------------------------
shall cause its Restricted Subsidiaries to, keep at all times all of its properties which are of an insurable nature insured (which may include self-insurance) against loss or damage with insurers believed by the Issuer to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice.


     SECTION 1008.  Limitation on Debt.  The Issuer will not, and will not
                    ------------------
permit any of its Restricted Subsidiaries to, Incur any Debt; provided that the Issuer may Incur Debt if, after giving effect to the incurrence of such Debt and the receipt and application of the proceeds therefrom, the Consolidated Debt to EBITDA Ratio would be greater than zero and less than 6:1.


     Notwithstanding the foregoing limitation, the following Debt may be Incurred, each item to be given independent effect:


          (1)  Permitted Senior Bank Debt;


          (2) Debt owed (A) to the Issuer evidenced by a promissory note, or (B) to any Restricted Subsidiary; provided that any event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any subsequent transfer of such Debt (other than to the Issuer or another Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Debt not permitted by this clause (2);

          (3) Debt of the Issuer or any Restricted Subsidiary (A) in respect of performance, surety or appeal bonds or letters of credit in the ordinary course of business, (B) under Permitted Interest Rate or Currency Protection Agreements, or (C) arising under, or arising from, agreements providing for indemnification, adjustment of purchase price or similar obligations, or from Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Issuer Incurred in connection with the disposition of any business, assets (other than Guarantees of Debt Incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition), in a principal amount not to exceed the gross proceeds actually received by the Issuer or any Restricted Subsidiary in connection with such disposition;


          (4) Debt which is exchanged for or the proceeds of which are used to refinance or refund, or any extension or renewal of (each a "refinancing"), (a) the Securities, (b) Debt incurred pursuant to clauses (3), (5), (6), (8) and (9) of this paragraph and this clause (4), in each case in an aggregate principal amount not to exceed the principal amount of the Debt so refinanced (together with any accrued interest and any premium and other payment required to be made with respect to the Debt being refinanced or refunded, and any fees, costs, expenses, underwriting discounts or commissions and other payments paid or payable with respect to the Debt incurred pursuant to this clause (4)); provided, however, that (A) Debt, the proceeds of which are used to refinance the Securities, or Debt which is pari passu with or subordinate in right of payment to the Securities, shall only be permitted if (x) in the case of any refinancing of the Securities or Debt which is pari passu to the Securities, the refinancing Debt is Incurred by the Issuer and made pari passu to the Securities or subordinated to the Securities, and (y) in the case of any refinancing of Debt which is subordinated to the Securities, the refinancing Debt is Incurred by the Issuer and is subordinated to the Securities in a manner that is at least as favorable to the Holders as that of the Debt refinanced; (B) the refinancing Debt by its terms, or by the terms of any agreement or instrument pursuant to which such Debt is issued, does not have a final maturity prior to the final maturity of the Debt being refinanced and has an Average Life longer than the Average Life of the Debt being refinanced; and (C) in the case of any refinancing of Debt Incurred by the Issuer, the refinancing of Debt may be Incurred only by the Issuer, and in the case of any refinancing of Debt Incurred by a Restricted Subsidiary, the refinancing Debt may be Incurred only by such Restricted Subsidiary or the Issuer;


          (5) Acquisition Debt of the Issuer or any Restricted Subsidiary;


          (6) Exchange Securities and Additional Securities;


          (7) Debt of the Issuer not to exceed, at any time outstanding, two times the Net Cash Proceeds received by the Issuer after the Closing Date from the issuance and sale of its Capital Stock (other than Disqualified Stock) to a Person that is not a Subsidiary of the Issuer, to the extent that such Net Cash Proceeds have not been used pursuant to clause (C)(3) of the first paragraph or clauses (iii), (iv) or (vii) of the second paragraph of Section 1011 to make a Restricted Payment; provided that such Debt does not have a final maturity prior to the final maturity of the Securities and has an Average Life longer than the Average Life of the Securities;

          (8)  Existing Debt of the Issuer;


          (9) Debt of the Issuer or any Restricted Subsidiary Incurred to finance the purchase or other acquisition of any property, inventory, asset or business directly or indirectly, by the Issuer or any Restricted Subsidiary used in, or to be used in, the System and Network Management Business;


          (10) Subordinated Debt of the Issuer not to exceed $300.0 million in principal outstanding at any time; and


          (11) other Debt of the Issuer or any Restricted Subsidiary not to exceed $50.0 million at any one time outstanding.


     For purposes of determining compliance with this Section 1008, in the event that an item of Debt meets the criteria of more than one of the types of Debt described in the above clauses, or is permitted in part under the first paragraph of this Section 1008 and in part under one or more of the above clauses, the Issuer, in its sole discretion, shall classify, and from time to time may reclassify, such item of Debt.


     For purposes of determining any particular amount of Debt under Section 1008, Guarantees, Liens or obligations with respect to letters of credit supporting Debt otherwise included in the determination of such particular amount shall not be included.


     SECTION 1009. Limitation on Sale-Leaseback Transactions.  The Issuer will
                   -----------------------------------------
not, and will not permit any Restricted Subsidiary to, enter into any sale-leaseback transaction involving any of its assets or properties, whether now owned or hereafter acquired, whereby the Issuer or a Restricted Subsidiary sells or transfers such assets or properties and then or thereafter leases such assets or properties or any part thereof or any other assets or properties that the Issuer or such Restricted Subsidiary, as the case may be, intends to use for substantially the same purpose or purposes as the assets or properties sold or transferred.


     The foregoing restriction does not apply to any sale-leaseback transaction if (i) the lease is for a period, including renewal rights, of not in excess of three years; (ii) the sale-leaseback transaction is consummated within 180 days after the purchase of the assets subject to such transaction; (iii) the transaction is solely between the Issuer and any Wholly Owned Restricted Subsidiary or solely between Wholly Owned Restricted Subsidiaries; or (iv) the Issuer or such Restricted Subsidiary, within 12 months after the sale or transfer of any assets or properties is completed, applies an amount no less than the Net Cash Proceeds received from such sale in accordance with clause (A) or (B) of the second paragraph of Section 1015(1).


     SECTION 1010.  Limitation on Guarantees of Issuer Debt by Restricted
                    -----------------------------------------------------
Subsidiaries. The Issuer may not permit any Restricted Subsidiary, directly or
------------
indirectly, to Guarantee, assume or in any other manner become liable for the payment of any Debt of the Issuer (other than Debt of the Issuer Incurred pursuant to clauses (1), (3), (5), (9) or (11) of the second paragraph of
Section 1008
or refinanced pursuant to clause (4) of the second paragraph of Section 1008 of Debt originally incurred under clause (3), (5) or (9) of the second paragraph of
Section 1008) that is pari passu with or subordinate in right of payment to the Securities unless: (i) (A) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture providing for a Guarantee of payment of the Securities by such Restricted Subsidiary; and (B) with respect to any Guarantee of Debt of the Issuer that is subordinate in right of payment to the Securities, such Guarantee shall be subordinated to such Restricted Subsidiary's Guarantee with respect to the Securities at least to the same extent as such Debt is subordinated to the Securities, and (ii) such Restricted Subsidiary waives, and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Issuer or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Guarantee until the Securities have been paid in full.


     Notwithstanding the foregoing, any Guarantee by a Restricted Subsidiary may provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person not an Affiliate of the Issuer, of all of the Issuers and each Restricted Subsidiary's Capital Stock in, or all or substantially all of the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited by this Indenture) or (ii) the release or discharge of the Guarantee which resulted in the creation of such Restricted Subsidiary's Guarantee with respect to the Securities, except a discharge or release by or as a result of payment under such Guarantee.


     SECTION 1011.  Limitation on Restricted Payments.  The Issuer will not, and
                    ---------------------------------
will not permit any Restricted Subsidiary directly or indirectly to:


          (1) declare or pay any dividend or make any distribution on or with respect to its Capital Stock to Persons other than the Issuer or any of its Restricted Subsidiaries, (other than (x) dividends or distributions payable solely in shares of its Capital Stock (other than Disqualified Stock), or in options, warrants or other rights to acquire shares of such Capital Stock; (y) pro rata dividends or distributions on Common Stock of Restricted Subsidiaries held by minority stockholders; or (z) dividends in respect of Disqualified Stock);


          (2) purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock of (A) the Issuer or an Unrestricted Subsidiary (including options, warrants or other rights to acquire such shares of Capital Stock) held by any Person, or (B) a Restricted Subsidiary (including options, warrants or other rights to acquire such shares of Capital Stock) held by any Person other than the Issuer or a Wholly Owned Restricted Subsidiary of the Issuer;


          (3) make any voluntary or optional principal payment, or voluntary or optional redemption, repurchase, defeasance, or other acquisition or retirement for value, of Debt of the Issuer that is subordinated in right of payment to the Securities; or


          (4) make any Investment, other than a Permitted Investment, in any Person,

(such payments or any other actions described in clauses (1) through (4) above being collectively "Restricted Payments") if, at the time of, and after giving effect to, the proposed Restricted Payment:


               (A) a Default or Event of Default shall have occurred and be continuing;


               (B) the Issuer could not Incur at least $1.00 of Debt under the first paragraph of Section 1008; or


               (C) the aggregate amount of all Restricted Payments (the amount, if other than in cash, to be determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a Board Resolution) made after the Closing Date shall exceed the sum of: (1) cumulative Consolidated EBITDA since the date of original issuance of the Securities through the last day of the last full fiscal quarter ending immediately preceding the date of such Restricted Payment for which quarterly or annual financial statements are available; minus (2) 1.5 times cumulative Consolidated Interest Expense of the Issuer since the date of original issuance of the Securities through the last day of the last full fiscal quarter ending immediately preceding the date of such Restricted Payment for which quarterly or annual financial statements are available, plus (3) the aggregate Net Cash Proceeds received by the Issuer after the Closing Date from the issuance and sale permitted by this Indenture of its Capital Stock (other than Disqualified Stock) to a Person who is not a Subsidiary of the Issuer, including an issuance or sale permitted by this Indenture of Debt of the Issuer for cash subsequent to the Closing Date upon the conversion of such Debt into Capital Stock (other than Disqualified Stock) of the Issuer, or from the issuance to a Person who is not a Subsidiary of the Issuer of any options, warrants or other rights to acquire Capital Stock of the Issuer (in each case, exclusive of any Disqualified Stock or any options, warrants or other rights that are redeemable at the option of the holder, or are required to be redeemed, prior to the stated final maturity date of the Securities), in each case except to the extent such Net Cash Proceeds are used to Incur Debt pursuant to clause (vii) of the second paragraph of Section 1008, plus (4) an amount equal to the net reduction in Investments (other than reductions in Permitted Investments) in any Person resulting from payments of interest on Debt, dividends, repayments of loans or advances, or other transfers of assets, in each case to the Issuer or any Restricted Subsidiary or from the Net Cash Proceeds from the sale of any such Investment (except, in each case, to the extent any such payment or proceeds are included in the calculation of Consolidated EBITDA), or from redesignations of Unrestricted Subsidiaries as Restricted Subsidiaries, not to exceed, in each case, the amount of Investments previously made by the Issuer or any Restricted Subsidiary in such Person or Unrestricted Subsidiary.


The foregoing provision shall not be violated by reason of:


          (i) the payment of any dividend within 60 days after the date of declaration thereof if, at said date of declaration, such payment would comply with the foregoing paragraph;


          (ii) the redemption, repurchase, defeasance or other acquisition or retirement for value of Debt that is subordinated in right of payment to the Securities including premium, if any, and accrued and unpaid interest, with the proceeds of, Debt Incurred under clause (ii) of the second paragraph of Section 1008.


          (iii) the repurchase, redemption or other acquisition of Capital Stock of the Issuer or a Subsidiary of the Issuer (or options, warrants or other rights to acquire such Capital Stock) in exchange for (including upon exercise of a conversion right), or out of the proceeds of a capital contribution or a substantially concurrent offering of, shares of Capital Stock (other than Disqualified Stock) of the Issuer (or options, warrants or other rights to acquire such Capital Stock);


          (iv) the making of any principal payment or the repurchase, redemption, retirement, defeasance or other acquisition for value of Debt of the Issuer which is subordinated in right of payment to the Securities in exchange for, or out of the proceeds of, a capital contribution or a substantially concurrent offering of, shares of the Capital Stock (other than Disqualified Stock) of the Issuer (or options, warrants or other rights to acquire such Capital Stock);


          (v) payments or distributions, to dissenting stockholders pursuant to applicable law, pursuant to or in connection with a consolidation, merger or transfer of assets that complies with the provisions of this Indenture applicable to mergers, consolidations and transfers of all or substantially all of the property and assets of the Issuer, and payments of cash in lieu of fractional shares;


          (vi) Investments in any Person; provided that the aggregate amount of Investments made pursuant to this clause (vi) does not exceed the sum of (a) $50.0 million, plus (b) the amount of Net Cash Proceeds received by the Issuer after the Closing Date from the sale of its Capital Stock (other than Disqualified Stock) to a Person who is not a Subsidiary of the Issuer, except to the extent such Net Cash Proceeds are used to Incur Debt pursuant to clause (7) of the second paragraph of Section 1008 or to make Restricted Payments pursuant to clause (C)(3) of the first paragraph, or clauses (iii) or (iv) of this paragraph, of this Section 1011, plus (c) the net reduction in Investments made pursuant to this clause (vi) resulting from distributions on or repayments of such Investments or from the Net Cash Proceeds from the sale of any such Investment (except in each case to the extent any such payment or proceeds is included in the calculation of Consolidated EBITDA) or from such Person becoming a Restricted Subsidiary; provided that the net reduction in any Investment shall not exceed the amount of such Investment;


          (vii) Investments acquired in exchange for Capital Stock (other than Disqualified Stock) of the Issuer;


          (viii) the purchase, redemption or other acquisition or retirement of Common Stock Of the Issuer or any option or other right to acquire shares of Common Stock of the Issuer (I) if such Common Stock, option or other right was issued pursuant to a plan or arrangement approved by the Issuer's Board of Directors, and such purchase, redemption or other acquisition or retirement, (x) occurs in accordance with the terms of such plan or arrangement, from former employees of the Issuer and its Subsidiaries or their estates or (y) is from an employee of the Issuer and the price paid by the Issuer to such employee is equal to the exercise or purchase price paid by such employee and

(II) from employees of the Issuer or its Subsidiaries in an amount not to exceed $5.0 million in any fiscal year; provided that, in the case of clause (II), amounts not paid for any such purchase, redemption or other acquisition or retirement in any fiscal year may be accumulated and paid in any subsequent fiscal year;


          (ix) additional Restricted Payments not to exceed $50.0 million in the aggregate; or


          (x) the acquisition of Capital Stock of the Issuer by the Issuer in connection with the cashless exercise of any options, warrants or similar rights issued by the Issuer.


     Each Restricted Payment permitted pursuant to the preceding paragraph (other than the Restricted Payment referred to in clause (2) thereof and an exchange of Capital Stock for Capital Stock or Debt referred to in clause (3) or
(4) thereof), and the Net Cash Proceeds from any issuance of Capital Stock referred to in clauses (iii), (iv) and (vi), shall be included in calculating whether the conditions of clause (C) of the first paragraph of this Section 1011 have been met with respect to any subsequent Restricted Payments. In the event the proceeds of an issuance of Capital Stock of the Issuer are used for the redemption, repurchase or other acquisition of the Securities, or Debt that is pari passu with the Securities, then the Net Cash Proceeds of such issuance shall be included in clause (C) of the first paragraph of this Section 1011 only to the extent such proceeds are not used for such redemption, repurchase or other acquisition of Debt.


     SECTION 1012.  Limitation on Dividend and Other Payment Restrictions
                    -----------------------------------------------------
Affecting Restricted Subsidiaries. The Issuer may not, and may not permit any
---------------------------------
Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary (i) to pay dividends (in cash or otherwise) or make any other distributions in respect of its Capital Stock owned by the Issuer or any other Restricted Subsidiary or pay any Debt or other obligation owed to the Issuer or any other Restricted Subsidiary; (ii) to make loans or advances to the Issuer or any other Restricted Subsidiary; or (iii) to transfer any of its property or assets to the Issuer or any other Restricted Subsidiary. Notwithstanding the foregoing, the Issuer may, and may permit any Restricted Subsidiary to, suffer to exist any such encumbrance or restriction:


     (1) pursuant to any agreement in effect on the date of original issuance of the Securities, and any amendments, extensions, refinancings, renewals or replacements of such agreements, provided that the amendments, encumbrances and restrictions in any such extensions, refinancings, renewals or replacements are no less favorable in any material respect to the Holders, than those encumbrances or restrictions that are then in effect and that are being extended, refinanced, renewed or replaced;


     (2) existing under or by reason of applicable law;


     (3) existing in connection with any Permitted Senior Bank Debt or any Debt incurred pursuant to clause (5) of the second paragraph of Section 1008;

     (4) pursuant to an agreement existing prior to the date on which such Person became a Restricted Subsidiary and not Incurred in anticipation of becoming a Restricted Subsidiary, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired;


     (5) pursuant to an agreement entered into in connection with Debt Incurred under clause (4) of the second paragraph of Section 1008; provided, however, that the provisions contained in such agreement related to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject of the refinancing such clause (4) of the second paragraph of Section 1008;


     (6) restrictions contained in any agreement relating to a Lien of a Restricted Subsidiary or the Issuer otherwise permitted under this Indenture, but only to the extent such restrictions restrict the transfer of the property subject to such Lien;


     (7) customary nonassignment provisions entered into in the ordinary course of business in leases, licenses and other contracts to the extent such provisions restrict the transfer, sublicensing or any such license or subletting of any such lease or the assignment of rights under any such contract;


     (8) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary; provided that consummation of such transaction would not result in an Event of Default or an event that, with the passing of time or the giving of notice or both, would constitute an Event of Default, that such restriction terminates if such transaction is closed or abandoned and that the closing or abandonment of such transaction occurs within one year of the date such agreement was entered into;


     (9) any restriction imposed pursuant to contracts for the sale of assets with respect to the transfer of the assets to be sold pursuant to such contract;


     (10) arising or agreed to in the ordinary course of business, not relating to any Debt, and that do not, individually, or in the aggregate, detract from the value of property or assets of the Issuer or any Restricted Subsidiary in any manner material to the Issuer or any Restricted Subsidiary; or


     (11) such encumbrance or restriction is contained in the terms of any agreement pursuant to which such Debt was issued if (A) the encumbrance or restriction applies only in the event of a payment default or a default with respect to a financial covenant contained in such Debt or agreement, (B) the encumbrance or restriction is not materially more disadvantageous to the Holders of the Securities than is customary in comparable financings, and (C) the Issuer determines that any such encumbrance or restriction will not materially affect the Issuer's ability to make principal or interest payments on the Securities.


     SECTION 1013.  Limitation on Liens. The Issuer may not, and may not permit
                    -------------------
any Restricted Subsidiary to, Incur or suffer to exist any Lien, on or with respect to any property or assets now owned or hereafter acquired to secure any Debt without making, or causing such Restricted Subsidiary to make, effective provision for securing the Securities
(x) equally and ratably with such Debt as to such property or assets for so long as such Debt will be so secured or (y) in the event such Debt is Debt of the Issuer which is subordinate in right of payment to the Securities, prior to such Debt as to such property or assets for so long as such Debt will be so secured.


     The foregoing restrictions shall not apply to:


          (1) Liens in existence on the date of original issuance of the Securities;


          (2) Liens securing only the Securities and any Lien in favor of the Trustee for the benefit of the Holders arising under the provisions in this Indenture or the Escrow Agreement;


          (3) Liens granted by a Restricted Subsidiary in favor of the Issuer or any Restricted Subsidiary;


          (4) Liens to secure Permitted Senior Bank Debt;


          (5) Liens securing Purchase Money Secured Debt;


          (6) Liens on property existing immediately prior to the time of acquisition thereof (and not Incurred in anticipation of the financing of such acquisition);


          (7) Liens on property of a Person existing at the time such Person becomes a Restricted Subsidiary and not incurred in anticipation of becoming a Restricted Subsidiary;


          (8) any interest in or title of a lessor to any property subject to a Capital Lease Obligation which is permitted under this Indenture; or


          (9) Liens to secure Debt Incurred pursuant to clause (4) of the second paragraph of Section 1008; provided that such Lien does not extend to any property other than the property securing the Debt being refinanced pursuant to clause (4) of the second paragraph of Section 1008.


     SECTION 1014.  Limitation on Issuance of Capital Stock of Restricted
                    -----------------------------------------------------
Subsidiaries.  The Issuer will not sell, and will not permit any Restricted
------------
Subsidiary, directly or indirectly, to issue or sell, any shares of Capital Stock of a Restricted Subsidiary (including options, warrants or other rights to purchase shares of such Capital Stock) except (i) to the Issuer or a Wholly Owned Restricted Subsidiary; (ii) issuances of director's qualifying shares or sales to foreign nationals of shares of Capital Stock of foreign Restricted Subsidiaries, to the extent required by applicable law; (iii) if, immediately after giving effect to such issuance or sale, such Restricted Subsidiary would no longer constitute a Restricted Subsidiary and any Investment in such Person remaining after giving effect to such issuance or sale would have been permitted under Section 1011 if made on the date of such issuance or sale; or (iv) issuances or sales of Common Stock of a Restricted Subsidiary.

     SECTION 1015.  Asset Sales.
                    -----------


     (1) The Issuer will not, and will not permit any Restricted Subsidiary to, consummate an Asset Sale unless (i) the Issuer or the applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as evidenced by a resolution of the Board of Directors), and (ii) at least 75% of the consideration received by the Issuer or the Restricted Subsidiary, as the case may be, from such Asset Sale shall be cash or other Qualified Consideration.


     The Issuer or any Restricted Subsidiary may, within 365 days of the Asset Sale, invest the Net Cash Proceeds thereof (A) in property or assets used, or to be used, in the System and Network Management Business, or in a company engaged primarily in the System and Network Management Business (if and to the extent otherwise permitted under this Indenture), or (B) to repay Secured Debt of the Issuer or any Restricted Subsidiary. The amount of such Net Cash Proceeds not used or invested within 365 days of the Asset Sale in the manner described in clauses (A) and (B) above shall constitute "Excess Proceeds."


     In the event that Excess Proceeds exceed $10.0 million, the Issuer shall make an Offer to Purchase that amount of Securities equal to the amount of Excess Proceeds at a price equal to 100% of the principal amount of the Securities to be purchased, plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase and, to the extent required by the terms thereof, any other Debt of the Issuer that is pari passu with the Securities or Debt of a Restricted Subsidiary. Each Offer to Purchase shall be mailed within 30 days following the date that the Issuer shall become obligated to purchase Securities with any Excess Proceeds. Following the completion of an Offer to Purchase, the amount of Excess Proceeds shall be deemed to be reset at zero and, to the extent there are any remaining Excess Proceeds the Issuer may use such Excess Proceeds for any use which is not otherwise prohibited by this Indenture.


     The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of Securities pursuant to such Offer to Purchase.


     (2) Not later than the date of the Offer with respect to an Offer to Purchase pursuant to this Section 1015, the Issuer shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount, (ii) the allocation of the Net Cash Proceeds from the Asset Sale(s) pursuant to which such Offer is being made, including, if amounts are invested in assets related to the business of the Issuers, the actual assets acquired and a statement indicating the relationship of such assets to the business of the Issuer and (iii) the compliance of such allocation with the provisions of Section 1015(1).


     The Issuer shall perform its obligations specified in the Offer for the Offer to Purchase. On or prior to the Purchase Date, the Issuer shall (i) accept for payment (on a pro rata basis, if necessary) Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the paying agent (or, if the Issuer is acting as its own paying agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Issuers. The Paying Agent (or the Issuers, if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Security not accepted for payment shall be promptly mailed or delivered by the Issuer to the Holder thereof. The Issuer shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.


     SECTION 1016.  Change of Control.
                    -----------------


     (1) If a Change of Control shall occur at any time, then each Holder of Securities shall have the right to require that the Issuer purchase such Holder's Securities, in whole or in part in integral multiples of $1,000, at a purchase price in cash, in an amount equal to 101% of the principal amount of such Securities or portion thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase, pursuant to the Offer to Purchase and in accordance with the other procedures set forth in this Indenture. Within 30 days following the Change of Control, the Issuer will mail an Offer to Purchase to each Holder describing the transaction or transactions that constitute the Change of Control and offering to purchase Securities on the date specified in the Offer to Purchase. The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of the Securities pursuant to the Offer to Purchase.


     (2) The Issuer shall perform its obligations specified in the Offer to Purchase and the Trustee shall perform its obligations arising hereunder in connection therewith. Prior to the Purchase Date, the Issuer shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and
(iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Issuer. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Issuer to the Holder thereof. The Issuer shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.


     (3) Notwithstanding the foregoing, the Issuer will not be required to make an Offer to Purchase upon a Change of Control if a third party makes the Offer to Purchase in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 1016 and this Indenture applicable to the Offer to Purchase made by the Issuer and purchases all Securities validly tendered and not withdrawn under such Offer to Purchase.

     SECTION 1017.  Transactions with Affiliates and Related Persons.  The
                    ------------------------------------------------
Issuer may not, and may not permit any Restricted Subsidiary to, enter into any transaction (or series of related transactions) not in the ordinary course of business with an Affiliate or Related Person of the Issuer (other than the Issuer or a Wholly Owned Restricted Subsidiary) involving aggregate consideration in excess of $5.0 million, including any Investment, either directly or indirectly, unless such transaction is on terms no less favorable to the Issuer or such Restricted Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate or Related Person and is in the best interests of the Issuer or such Restricted Subsidiary. For any transaction (or series of related transactions) that involves less than or equal to $10.0 million, the Chief Executive Officer, President or Chief Operating Officer of the Issuer shall determine that the transaction satisfies the above criteria and shall evidence such a determination by an Officer's Certificate filed with the Trustee. For any transaction that involves in excess of $10.0 million, (a) a majority of the disinterested members of the Board of Directors shall determine that the transaction satisfies the above criteria or (b) the Issuer shall obtain a written opinion of a nationally recognized investment banking or appraisal firm stating that the transaction is fair to the Issuer or such Restricted Subsidiary.


     The foregoing limitation does not apply, and shall not apply, to (i) any transaction solely between the Issuer and any Restricted Subsidiary or solely between any Restricted Subsidiaries; (ii) the payment of reasonable and customary regular fees to directors of the Issuer who are not employees of the Issuer; (iii) any payments or other transactions pursuant to any tax-sharing agreement between the Issuer and any other Person with which the Issuer files a consolidated tax return or with which the Issuer is part of a consolidated group for tax purposes; (iv) licensing or sublicensing or the use of any intellectual property by the Issuer or any Restricted Subsidiary to the Issuer or any Restricted Subsidiary; (v) any transaction entered into for the purpose of granting or altering registration rights with respect to any Capital Stock of the Issuer; (vi) any Restricted Payments not prohibited by Section 1011 or (vii) compensation, severance and employee benefit arrangements with any officer, director or employee of the Issuer or any Restricted Subsidiary, including under any stock option or stock incentive plans, in the ordinary course of business.


     SECTION 1018.  Unrestricted Subsidiaries.  The Issuer may designate any
                    -------------------------
Subsidiary of the Issuer to be an "Unrestricted Subsidiary" as provided below in which event such Subsidiary and each other Person that is then, or thereafter becomes, a Subsidiary of such Subsidiary will be deemed to be an Unrestricted Subsidiary. "Unrestricted Subsidiary" means (1) any Subsidiary designated as such by the Board of Directors as set forth below where (a) no default with respect to any Debt of such Subsidiary or any Subsidiary of such Subsidiary (including any right which the holders thereof may have to take enforcement action against such Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Debt in a principal amount in excess of $10.0 million of the Issuer and its Subsidiaries (other than another Unrestricted Subsidiary) to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity and (b) the Issuer could make a Restricted Payment in an amount equal to the greater of the fair market value and book value of such Subsidiary pursuant to Section 1011 and such amount is thereafter treated as a Restricted Payment for the purpose of calculating the aggregate amount available for Restricted Payments thereunder and (2) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may not designate a Subsidiary to be an Unrestricted Subsidiary if such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, any other Subsidiary of the Issuer which is not a Subsidiary of the Subsidiary to be so designated or otherwise an Unrestricted Subsidiary. The Board of Directors may designate any Unrestricted Subsidiary a Restricted Subsidiary and shall be deemed to have made such designation if at such time the condition set forth in clause (a) in the definition of "Unrestricted Subsidiary" shall cease to be true.


     SECTION 1019. Provision of Financial Information. Whether or not the Issuer
                   ----------------------------------
is required to be subject to Section 13(a) or 15(d) of the Exchange Act, the Issuer shall file with the Commission the annual reports, quarterly reports and other documents which the Issuer would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto if the Issuer were so required, such documents to be filed with the Commission on or prior to the respective dates (each a "Required Filing Date," collectively, the "Required Filing Dates") by which the Issuer would have been required so to file such documents if the Issuer were so required. The Issuer shall also in any event (a) within 15 days of each Required Filing Date (i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders, and (ii) file with the Trustee, copies of the annual reports, quarterly reports and other documents which the Issuer files with the Commission pursuant to such Section 13(a) or 15(d) or any successor provision thereto or would have been required to file with the Commission pursuant to such Section 13(a) or 15(d) or any successor provisions thereto if the Issuer were required to be subject to such Sections and (b) if filing such documents by the Issuer with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective Holder.


     SECTION 1020. Deposit of Funds with Escrow Agent.  On the Closing Date, the
                   ----------------------------------
Issuer shall deposit with the Escrow Agent funds that together with the proceeds from the investment thereof will be sufficient to pay the first four scheduled interest payments on the Securities (excluding any Liquidated Damages). All Collateral shall be held in the Escrow Account until permitted to be disbursed pursuant to the Escrow Agreement and then shall be disbursed strictly in accordance with the terms thereof.


     SECTION 1021. Statement by Officers as to Default; Compliance Certificates.
                   ------------------------------------------------------------


     (1) The Issuer will deliver to the Trustee, within 90 days after the end of its fiscal year, which initially shall be December 31, and within 60 days after the end of each fiscal quarter (other than the fourth fiscal quarter), of the Issuer ending after the date hereof an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Issuer is in default in the performance and observance of any of the terms, provisions and conditions of
Section 801 or Sections 1004 to 1018, inclusive, and if an Issuer shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.


     (2) The Issuer shall deliver to the Trustee, as soon as possible and in any event within 10 days after an Issuer becomes aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Issuer proposes to take with respect thereto.


     (3) The Issuer shall deliver to the Trustee within 90 days after the end of each fiscal year a written statement by the Issuer's independent public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any event which, with notice or the lapse of time or both, would constitute an Event of Default under Section 1008 and Section 1011 has come to their attention and, if such a default has come to their attention, specifying the nature and period of the existence thereof.


     SECTION 1022.  Waiver of Certain Covenants.  The Issuer may omit in any
                    ---------------------------
particular instance to comply with any covenant or condition set forth in
Section 801 and Sections 1004 to 1018, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Offer to Purchase as to which an Offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Issuer may not omit to comply with the terms of such Offer as to such Holder.



                                 ARTICLE ELEVEN


                            Redemption of Securities


     SECTION 1101.  Right of Redemption.
                    -------------------


     (a) At any time prior to July 1, 2001, the Issuer may redeem up to 35% of the aggregate Outstanding principal amount of the Securities with the Net Cash Proceeds of one or more sales of Capital Stock (other than Disqualified Stock) at a Redemption Price equal to 111.25% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon and Liquidated Damages, if any, to the date of redemption; provided that at least 65% of the original principal amount of the Securities remains Outstanding immediately following such redemption. In order to effect the foregoing redemption, the Issuer must mail a notice of redemption no later than 45 days after the related sale of Capital Stock and must consummate such redemption within 60 days of the closing of the sale of Capital Stock.


     (b) The Securities further may be redeemed at the election of the Issuer, as a whole or from time to time in part, at any time on or after July 1, 2003, at the Redemption Prices specified in the form of Security hereinbefore set forth together with accrued interest to the Redemption Date.

     SECTION 1102.  Applicability of Article.  Redemption of Securities at the
                    ------------------------
election of the Issuer, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.


     SECTION 1103.  Election to Redeem; Notice to Trustee.  The election of the
                    -------------------------------------
Issuer to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution of the Issuer. In case of any redemption at the election of the Issuer of the Securities, the Issuer shall, at least 40 days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed (except that in the case of a redemption pursuant to Section 1101(a), notice shall be given by the Issuer to the Trustee not less than 15 days prior to the Redemption Date). In the case of any redemption pursuant to Section 1101(a), the Issuer shall also furnish the Trustee an Officers' Certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the condition or conditions precedent to the right of the Issuer to redeem have occurred or been satisfied.


     SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.  If less
                    -------------------------------------------------
than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.


     The Trustee shall promptly notify the Issuer and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.


     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


     SECTION 1105.  Notice of Redemption.  Notice of redemption shall be given
                    --------------------
by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date by the Issuer, or at its request by the Trustee (except that in the case of a redemption pursuant to Section 1101(a), the Issuer shall give notice and such notice shall be given not less than 15 nor more than 60 days prior to the Redemption Date), to each Holder of Securities to be redeemed, (with a copy to the Trustee, delivered or mailed to the Corporate Trust Office) at his address appearing in the Security Register.


     All notices of redemption shall include the CUSIP number and shall state:


          (1)  the Redemption Date,

          (2)  the Redemption Price,


          (3) whether the redemption is being made pursuant to Section 1101(a) or (b) and, if being made pursuant to Section 1101(a), a brief statement setting forth the Issuer's right to effect such redemption and the Issuer's basis therefor,


          (4) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,


          (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and


          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price.


     Notice of redemption of Securities to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the sole expense of the Issuer.


     SECTION 1106.  Deposit of Redemption Price.  On or prior to any Redemption
                    ---------------------------
Date, the Issuer shall deposit with the Trustee or with a Paying Agent (or, if the Issuer is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.


     SECTION 1107.  Securities Payable on Redemption Date.  Notice of redemption
                    -------------------------------------
having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and any after such date (unless the Issuer shall default in the payment of the Redemption Price and any accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuer at the Redemption Price, together with any applicable accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to its terms and the provisions of Section 308.


     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.


     SECTION 1108.  Securities Redeemed in Part.  Any Security which is to be
                    ---------------------------
redeemed only in part shall be surrendered at an office or agency of the Issuer designated for that purpose pursuant to

Section 1002 (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Issuer shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.



                                 ARTICLE TWELVE


                       Defeasance and Covenant Defeasance


     SECTION 1201.  Issuer's Option to Effect Defeasance or Covenant Defeasance.
                    -----------------------------------------------------------
The Issuer may at its option by Board Resolution, at any time, elect to have either Section 1202 or Section 1203 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.


     SECTION 1202.  Defeasance and Discharge.  Upon the Issuer's exercise of the
                    ------------------------
option provided in Section 1201 applicable to this Section, the Issuer shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in
Section 1204 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Issuer's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Issuer may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203.


     SECTION 1203.  Covenant Defeasance.  Upon the Issuer's exercise of the
                    -------------------
option provided in Section 1201 applicable to this Section, (i) the Issuer shall be released from its obligations under Sections 1005 through 1018, inclusive, and Clauses (3), (4) and (5) of Section 801 and (ii) the occurrence of an event specified in Sections 501(3), 501(4) (with respect to Clauses (3), (4) or (5) of
Section 801), 501(5) (with respect to any of Sections 1005 through 1018, inclusive), 501(6) and 501(7) shall not be deemed to be an Event of Default on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Clause, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Clause or by reason of any reference in any such Section or Clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.


     SECTION 1204.  Conditions to Defeasance or Covenant Defeasance.  The
                    -----------------------------------------------
following shall be the conditions to application of either Section 1202 or
Section 1203 to the then Outstanding Securities:


     (1) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and each instalment of interest on the Securities on the Stated Maturity of such principal or instalment of interest in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.


     (2) In the case of an election under Section 1202, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

     (3) In the case of an election under Section 1203, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.


     (4) The Issuer shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.


     (5) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Issuer.


     (6) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(9) and (10) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).


     (7) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Issuer or any Restricted Subsidiaries is a party or by which it is bound.


     (8) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.


     (9) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Issuer Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.


     SECTION 1205.  Deposited Money and U.S. Government Obligations to Be Held
                    ----------------------------------------------------------
in Trust; Other Miscellaneous Provisions.  Subject to the provisions of the last
----------------------------------------
paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee-- collectively, for purposes of this Section 1205, the "Trustee") pursuant to
Section 1204 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.


     Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money or U.S. Government Obligations held by it as provided in Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.


     SECTION 1206.  Reinstatement.  If the Trustee or the Paying Agent is unable
                    -------------
to apply any money in accordance with Section 1202 or 1203 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1202 or 1203; provided, however, that if the Issuer makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.



                                ARTICLE THIRTEEN


                            Collateral and Security


     SECTION 1301.  Escrow Agreement.
                    ----------------


     The Issuer and the Trustee have entered into the Escrow Agreement simultaneously with the execution of this Indenture. Upon the acceleration of the Maturity of the Securities prior to the payment in full of the first four scheduled interest payments, the Trustee may foreclosure upon the Collateral. Each Holder of Securities, by its acceptance thereof, consents and agrees to the terms of the Escrow Agreement (including, without limitation, the provisions providing for foreclosure and disbursement of Collateral) as the same may be in effect or may be amended from time to time in accordance with its terms and the terms hereof and authorizes and directs the Escrow Agent and the Trustee to enter into the Escrow Agreement and to perform its obligations and exercise its rights thereunder in accordance therewith. The Issuer shall deliver to the Trustee copies of the Escrow Agreement, and shall do or cause to be done all such acts and things as may be required by the provisions of the Escrow Agreement to assure and confirm to the Trustee the security interest in the Collateral contemplated by the Escrow Agreement or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture with respect to, and of, the Securities in accordance with the Escrow Agreement. The Issuer shall take any and all actions reasonably required to cause the Escrow Agreement to create and maintain (to the extent possible under applicable law), as security for the obligations of the Issuer hereunder, a first priority and exclusive security interest in and on all the Collateral, in favor of the Trustee for the benefit of the Holders of Securities, superior to and prior to the rights of all third Persons and subject to no other Liens. The Trustee shall have no responsibility for perfecting or maintaining the perfection of the Trustee's security interest in the Collateral or for filing any instrument, document or notice in any public office at any time or times.


     SECTION 1302.  Recording and Opinions.
                    ----------------------


     (1) The Issuer shall furnish to the Trustee simultaneously with the execution and delivery of this Indenture an Opinion of Counsel either (i) stating that in the opinion of such counsel all action has been taken with respect to the recording, registering and filing of this Indenture, financing statements or other instruments necessary to make effective the security interest intended to be created by the Escrow Agreement and reciting the details of such action, or (ii) stating that in the opinion of such counsel no such action is necessary to make such security interest effective.


     (2) The Issuer shall furnish to the Trustee immediately following the issuance of any Exchange Notes and on each anniversary of the Closing Date until the date upon which the balance of Escrow Funds shall have been reduced to zero, an Opinion of Counsel, dated as of such date, to the extent required by and complying in all respects with Section 314(b) of the Trust Indenture Act.


     SECTION 1303.  Release of Collateral.
                    ---------------------


     (1) Subject to subsections (2), (3) and (4) of this Section 1303 and
Section 1306, the Collateral may be released from the security interest created by the Escrow Agreement only in accordance with the provisions of the Escrow Agreement.


     (2) Except to the extent that any security interest on proceeds of Collateral is automatically released by operation of Section 9-306 of the Uniform Commercial Code as adopted by the State of New York or other similar law, no Collateral shall be released from the security interest created by the Escrow Agreement pursuant to the provisions of the Escrow Agreement, other than pursuant to the terms thereof.


     (3) At any time when an Event of Default shall have occurred and be continuing and the Maturity of the Securities shall have been accelerated (whether by declaration or otherwise), no Collateral shall be released pursuant to the provisions of the Escrow Agreement, and no release of Collateral in contravention of this Section 1303(3) shall be effective as against the Holders of Securities, except for the disbursement of all Escrow Funds (as defined in the Escrow Agreement) and other Collateral to the Trustee pursuant to Section 6(c) of the Escrow Agreement.


     (4) To the extent applicable, the Issuer shall comply with Section 314(d) of the Trust Indenture Act, relating to the release of property or securities from the security interest of the Escrow

Agreement, and shall comply in all material respects with the terms and conditions of the Escrow Agreement.


     SECTION 1304.  Authorization of Actions to Be Taken by the Trustee Under
                    ---------------------------------------------------------
the Escrow Agreement.
--------------------


     Subject to the provisions of Section 601 and Section 603, the Trustee may, without the consent of the Holders of Securities, on behalf of the Holders of Securities, take all actions it deems necessary or appropriate in order to (a) enforce any of the terms of the Escrow Agreement and (b) collect and receive any and all amounts payable in respect of the obligations of the Issuer hereunder. The Trustee shall have power to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Escrow Agreement or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders of Securities or of the Trustee).


     SECTION 1305.  Authorization of Receipt of Funds by the Trustee Under the
                    ----------------------------------------------------------
Escrow Agreement.
----------------


     The Trustee is authorized to receive any funds for the benefit of the Holders of Securities disbursed under the Escrow Agreement, and to make further distributions of such funds to the Holders of Securities according to the provisions of this Indenture.


     SECTION 1306.  Termination of Security Interest.
                    --------------------------------


     Upon the earliest to occur of (i) the date upon which the balance of Escrow Funds and other Collateral shall have been reduced to zero, (ii) the payment of the first four scheduled interest payments on the Securities, (iii) defeasance of all Outstanding Securities pursuant to Section 1202 and (iv) covenant defeasance of all Outstanding Securities pursuant to Section 1203, the Trustee shall, at the written request of the Issuer, release the security interest in the Collateral pursuant to this Indenture and the Escrow Agreement upon the Issuer's compliance with any applicable provisions of the Trust Indenture Act pertaining to release of collateral.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                    EXODUS COMMUNICATIONS, INC.


                                        /s/ Richard S. Stoltz
                                    By _____________________________________
                                      Name:  Richard S. Stoltz
                                      Title: COO & CFO



                                    CHASE MANHATTAN BANK AND TRUST
                                     COMPANY, NATIONAL ASSOCIATION,
                                     as Trustee


                                        /s/ Cecil D. Bobey
                                    By ______________________________________
                                      Name:  Cecil D. Bobey
                                      Title: AVP

                               ANNEX A -- Form of
                            Regulation S Certificate

                            REGULATION S CERTIFICATE

         (For transfers pursuant to Section 306(b)(1) of the Indenture)


Chase Manhattan Bank and Trust Company,
 National Association
101 California Street, Suite 2725
San Francisco, CA  94111
Attention: Corporate Trust Administration


Re:     % Senior Notes due 2008 of
        Exodus Communications, Inc. (the "Securities")
        ----------------------------------------------

     Reference is made to the Indenture, dated as of July 1, 1998 (the "Indenture"), between Exodus Communications, Inc. (the "Issuer") and Chase Manhattan Bank and Trust Company, National Association, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to U.S. $____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No(s). ___________________________

     CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Under signed, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security or an interest therein. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:


     (1) Rule 904 Transfers.  If the transfer is being effected in accordance
         ------------------
with Rule 904:


          (A) the Owner is not a distributor of the Securities, an affiliate of the Issuer or any such distributor or a person acting on behalf of any of the foregoing;


          (B) the offer of the Specified Securities was not made to a person in the United States;


          (C)  either:


               (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or


               (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;


          (D) no directed selling efforts in contravention of Rule 904(a)(2) have been made in the United States by or on behalf of the Owner or any affiliate thereof;


          (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Distribution Compliance Period, then the requirements of Rule 904(b)(1) have been satisfied; and


          (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.


     (2) Rule 144 Transfers.  If the transfer is being effected pursuant to Rule
         ------------------
144:


          (A)  the transfer is occurring


               (i) after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from an Issuer or from an affiliate of the Issuer, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or


               (i) after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Issuer or from an affiliate of the Issuer, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer; and


          (B) the Specified Securities are being transferred in compliance with any applicable "blue sky" securities laws of all applicable states of the United States.


     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the Initial Purchasers.



Dated:


          _______________________________________________________________
          (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



          By: _______________________________________ *
              Name:
              Title:


     (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)


* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

                         ANNEX B -- Form of Restricted
                             Securities Certificate

                       RESTRICTED SECURITIES CERTIFICATE

         (For transfers pursuant to Section 306(b)(2) of the Indenture)


Chase Manhattan Bank and Trust Company,
 National Association
101 California Street, Suite 2725
San Francisco, California  94111
Attention:  Corporate Trust Administration

Re:     % Senior Notes due 2008
        of Exodus Communications, Inc. (the "Securities")
        -------------------------------------------------


     Reference is made to the Indenture, dated as of July 1, 1998 (the "Indenture"), between Exodus Communications, Inc. (the "Issuer") and Chase Manhattan Bank and Trust Company, National Association, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.


     This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):


     CUSIP No(s). ___________________________
     ISIN No(s), If any. ____________________
     CERTIFICATE No(s). _____________________


The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.


     The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security or an interest in a Restricted Global Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, (i) the Owner is not a U.S. Person (as defined in the Indenture) and (ii) such transfer is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:


     (1) Rule 144A Transfers.  If the transfer is being effected in accordance
         -------------------
with Rule 144A:


          (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and


          (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and


          (C) the Specified Securities are being transferred in compliance with any applicable "blue sky" securities laws of all applicable states of the United States.


     (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule
         ------------------
144:


          (A)  the transfer is occurring


               (i) after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from an Issuer or from an affiliate of the Issuer, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or


               (ii) after a holding period of at least two years has elapsed since the Specified Securities were last acquired from an Issuer or from an affiliate of the Issuer, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer; and


          (B) the Specified Securities are being transferred in compliance with any applicable "blue sky" securities laws of all applicable states of the United States.


     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, and the Initial Purchasers.

Dated:    ___________________________________________________
          (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



          By:_______________________________  *
              Name:
              Title:


             (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)


* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

                        ANNEX C -- Form of Unrestricted
                             Securities Certificate

                      UNRESTRICTED SECURITIES CERTIFICATE

    (For removal of Securities Act Legends pursuant to Section 306(c) of the
                                   Indenture)



Chase Manhattan Bank and Trust Company,
  National Association
101 California Street, Suite 2725
San Francisco, California  94111
Attention:  Corporate Trust Trustee Administration

     Re:      % Senior Notes due 2008
          of Exodus Communications, Inc. (the "Securities")
          -------------------------------------------------

     Reference is made to the Indenture, dated as of July 1, 1998 (the "Indenture"), between Exodus Communications, Inc. (the "Issuer") and Chase Manhattan Bank and Trust Company, National Association, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No(s). ___________________________

     CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Under signed, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 306(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from an Issuer or from an affiliate of the Issuer, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Issuer. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, and the Initial Purchasers.



Dated:    ___________________________________________________
          (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



          By: _____________________________________*
                Name:
                Title:

               (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)



* Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

                                                                       EXHIBIT A
                                                                       ---------

                  EXCHANGE AND REGISTRATION RIGHTS AGREEMENT


     EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of July 1, 1998, among Exodus Communications, Inc., a Delaware corporation (the "Company"), Goldman, Sachs & Co., Donaldson Lufkin & Jenrette Securities Corporation, BT Alex. Brown Incorporated and NationsBanc Montgomery Securities LLC (each an "Initial Purchaser" and, collectively, the "Initial Purchasers") each of whom has agreed to purchase the Company's 11 1/4% Senior Notes due 2008 (collectively, the "Securities") pursuant to the Purchase Agreement, dated June 26, 1998, by and among the Company and Initial Purchasers (the "Purchase Agreement").

     The Company proposes to issue and sell and the Initial Purchasers propose to purchase the Securities upon the terms set forth in the Purchase Agreement. As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company agrees with the Initial Purchasers for the benefit of holders (as defined herein) from time to time of the Transfer Restricted Securities as follows:

     1.  Certain Definitions.

     For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

          "Act" shall mean the Securities Act of 1933, as amended.

          "Affiliate" shall have the meaning ascribed thereto by Rule 144 of the Act.

          "Business Days" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.

          "Broker-Dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

          "Closing Date" shall mean the date hereof.

          "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

          "Effective Time" shall mean (i) with regard to the Exchange Registration, the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective and (ii) with regard to the Shelf Registration, the time and date as of which the

     Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

          "Electing Holder" shall mean any holder of Transfer Restricted Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

          "Exchange Offer" shall have the meaning assigned thereto in Section 2(a) hereof.

          "Exchange Offer Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

          "Exchange Registration" shall have the meaning assigned thereto in
     Section 3(c) hereof.

          "Exchange Securities" shall have the meaning assigned thereto in
     Section 2(a) hereof.

          "holder" shall mean with respect to the Transfer Restricted Securities, each of the Initial Purchasers and other persons who acquire Transfer Restricted Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Transfer Restricted Securities.

          "Indenture" shall mean the Indenture, dated as of July 1, 1998, between the Company and Chase Manhattan Bank and Trust Company, National Association, as Trustee, as the same shall be amended from time to time.

          "Liquidated Damages" shall have the meaning assigned thereto in
     Section 2(c) hereof.

          "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.
     ---------

          "person" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

          "Prospectus" shall have the meaning ascribed to it in Section 2(a)(10) of the Act.

          "Registration Default" shall have the meaning assigned thereto in
     Section 2(c) hereof.

          "Registration Expenses" shall have the meaning assigned thereto in
     Section 4 hereof.

          "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof.

          "Restricted Holder" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business,
     (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of a distribution within the meaning of the Act of Exchange Securities and (iv) a holder that is a Broker-Dealer, but only with respect to Exchange Securities received by such Broker-Dealer pursuant to an Exchange Offer in exchange for Transfer Restricted Securities acquired by the Broker-Dealer directly from the Company.

          "Rule 144," "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Act (or any successor provision), as the same shall be amended from time to time.

          "Securities" shall mean, collectively, the 11 1/4% Senior Notes due 2008 of the Company to be issued and sold to the Initial Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

          "Shelf Registration" shall have the meaning assigned thereto in
     Section 2(b) hereof.

          "Shelf Registration Statement" shall have the meaning assigned thereto in Section 2(b) hereof.

          "Transfer Restricted Securities" shall mean each Security until the earliest of (i) the date on which such Security has been exchanged by a person other than a Broker-Dealer for an Exchange Security in an Exchange Offer, (ii) following the exchange by a Broker-Dealer in the Exchange Offer of a Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the Prospectus used in connection with such Exchange Offer, (iii) the date on which such Security has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Act.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

     Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

     2.  Registration Under the Securities Act.

     (a) Except as set forth in Section 2(b) below, the Company agrees to file with the Commission, as soon as practicable after the Closing Date, but no later than 60 days after the Closing Date, a registration statement relating to an offer to exchange (such registration statement, the "Exchange Offer Registration Statement", and such offer, the "Exchange Offer") any and all of the Securities for a like aggregate principal amount of debt securities issued by the Company, which debt securities are substantially identical to the Securities (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Act and do not contain provisions for liquidated damages contemplated in Section 2(c) below (such new debt securities hereinafter called "Exchange Securities"). The Company agrees to use its best efforts to cause the Exchange Offer Registration Statement to become effective under the Act as soon as practicable, but no later than 150 days after the Closing Date. The Exchange Offer will be registered under the Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Company further agrees to use its best efforts (i) to complete the Exchange Offer promptly, but no later than 30 Business Days after the Exchange Offer Registration Statement becomes effective or is declared effective by the Commission, (ii) to hold the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws, provided however, that in no event shall such period be less than 20 Business Days, and (iii) to issue Exchange Securities for all Transfer Restricted Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been "completed" only if the debt securities received by holders other than Restricted Holders in the Exchange Offer for Transfer Restricted Securities are, upon receipt, transferable by each such holder without need for further compliance with Section 5 of the Act and the Exchange Act (except for the requirement to deliver a Prospectus included in the Exchange Offer Registration Statement applicable to resales by Broker-Dealers of Exchange Securities received by such Broker-Dealer pursuant to an Exchange Offer in exchange for Transfer Restricted Securities other than those acquired by the Broker-Dealer directly from the Company), and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Securities for all outstanding Transfer Restricted Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Transfer Restricted Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer. If the Company is notified prior to the completion of the Exchange Offer by a Broker-Dealer that is a holder of Transfer Restricted Securities (other than Transfer Restricted Securities received by the Broker-Dealer directly from the Company), then the Company agrees (x) to include in the Exchange Offer Registration Statement a Prospectus for use in connection with any resales of Exchange Securities by a Broker-Dealer, other than resales of Exchange Securities received by a Broker-Dealer pursuant to an Exchange Offer in exchange for Transfer Restricted Securities acquired by the Broker-Dealer directly from the Company, and (y) to keep such Exchange Offer Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such Broker-Dealers no longer own any Transfer Restricted Securities. With respect to such Exchange Offer Registration Statement, each Broker-Dealer that holds Exchange Securities received in an Exchange Offer in exchange for Transfer Restricted Securities not acquired by it directly from the Company shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and (e) hereof.

     (b) If (i) the Company is not permitted to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy or (ii) any holder of Transfer Restricted Securities notifies the Company prior to the 20th day following completion of the Exchange Offer that (A) it is prohibited by law or Commission policy from participating in the Exchange Offer or (B) that it may not resell in compliance with the Act or Commission policy the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a Prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or
(C) that it is a Broker-Dealer and owns Securities acquired directly from the Company or an Affiliate, then in lieu of conducting the Exchange Offer for such Transfer Restricted Securities contemplated by Section 2(a) the Company shall use its best efforts to file with the Commission as soon as practicable, but no later than 45 days after the date on which the Company determines that it is not permitted to file the Exchange Offer Registration Statement pursuant to clause
(i) above or 45 days after the date on which the Company receives the notice specified in clause (ii) above (but in either case, in no event less than 60 days after the Closing Date), a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Transfer Restricted Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission, which may be an amendment to the Exchange Offer Registration Statement (such filing, the "Shelf Registration" and such registration statement, the "Shelf Registration Statement"). The Company agrees to use its best efforts (i) to cause the Shelf Registration Statement to become or be declared effective by the Commission on or prior to 90 days after such obligation arises (but in no event less than 150 days after the Closing Date) and to keep such Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by holders for resales of Transfer Restricted Securities for a period ending on the earlier of the second anniversary of the Effective Time or such time as there are no longer any Transfer Restricted Securities outstanding, provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof for resales of Transfer Restricted Securities unless such holder is an Electing Holder, and (ii) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Transfer Restricted Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the Prospectus forming a part thereof for resales of Transfer Restricted Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement, provided, however, that nothing in this Clause (ii) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii) hereof. No holder of Securities shall be entitled to Liquidated Damages pursuant to 2(c) hereof unless and until such holder shall have provided all such information. The Company further agrees to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

     (c) In the event that (i) the Company has not filed the Exchange Offer Registration Statement or Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a) or 2(b), respectively, or (ii) such Exchange Offer Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or 2(b), respectively, or (iii) the Exchange Offer has not been completed within 30 Business Days after the initial effective date of the Exchange Offer Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made) or (iv) any Exchange Offer Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b) hereof is filed and declared effective, but shall thereafter cease to be effective or usable in connection with resales of Transfer Restricted Securities during the periods specified in Section 2(a) or 2(b), respectively, (except as specifically permitted herein, including pursuant to Sections 3(c)(ii) and (iv) and 3(d)(iv) and 3(e)) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses
(i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then, the Company will pay liquidated damages to each holder of Transfer Restricted Securities affected thereby (such liquidated damages, the "Liquidated Damages"), with respect to the first 90-day period immediately following the occurrence of the first Registration Default in an amount equal to $0.05 per week such Registration Default continues per $1,000 principal amount of Transfer Restricted Securities held by such holder. The amount of the Liquidated Damages will increase by an additional $0.05 per week such Registration Default continues per $1,000 principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages for all Registration Defaults of $0.25 per week per $1,000 principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, the Company shall in no event be required to pay Liquidated Damages for more than one Registration Default at any time. All accrued Liquidated Damages will be paid by the Company on each Interest Payment Date (as defined in the Indenture) to each holder of any Transfer Restricted Securities by wire transfer of immediately available funds or by federal funds check and to holders of Transfer Restricted Securities by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease. No other damages shall be available to holders of Transfer Restricted Securities for any Registration Default.

     (d) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

     3.  Registration Procedures.

     If the Company files a registration statement pursuant to Section 2(a) or
Section 2(b), the following provisions shall apply:

     (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Company shall qualify the Indenture under the Trust Indenture Act of 1939.

     (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

     (c) In connection with the Company's obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Company shall, as soon as practicable (or as otherwise specified):

          (i) prepare and file with the Commission, as soon as practicable but no later than 60 days after the Closing Date, an Exchange Offer Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and, if applicable, resales of Exchange Securities by Broker-Dealers during the Resale Period to be effected as contemplated by Section 2(a), and use its best efforts to cause such Exchange Offer Registration Statement to become effective as soon as practicable thereafter, but no later than 150 days after the Closing Date;

          (ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Offer Registration Statement and the Prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Offer Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Offer Registration Statement, and promptly provide each Broker-Dealer holding Exchange Securities with such number of copies of the Prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such Broker-Dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities; provided that upon the occurrence of any event that would cause any such Exchange Offer Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities, either of which occurs during the period that the Company is required to maintain an effective and usable Exchange Offer Registration Statement and Prospectus pursuant to this Agreement, the Company shall file promptly an appropriate amendment or supplement to such Registration Statement or Prospectus, (1) in the case of clause (A), correcting any such misstatement or omission, and (2) in the case of clauses (A) and (B) use its best efforts to cause any amendment to be declared effective and such Exchange Offer Registration Statement and the Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter; provided further notwithstanding anything to the contrary set forth in this Agreement, during the 180 day period following completion of the Exchange Offer, the Company's obligations to use its best efforts to keep the Exchange-Offer Registration Statement continuously effective, supplemented and amended shall be suspended in the event continued effectiveness of the Exchange-Offer Registration Statement would, with the advice of counsel to the Company, make it advisable for the Company to disclose a material financing, acquisition or other corporate transaction, and the Board of Directors shall have determined in good faith that such disclosure is not in the best interests of the Company, but in no event will any such suspension, individually or in the aggregate, exceed sixty (60) days (such suspensions being referred to herein as an "Exchange Suspension Period");

          (iii) promptly notify in writing each Broker-Dealer that has requested or received from the Company copies of the Prospectus included in such Exchange Offer Registration Statement, (A) when such Exchange Offer Registration Statement or the Prospectus included therein or any Prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (D) at any time during the Resale Period when a Prospectus is required to be delivered under the Act, that such Exchange Offer Registration Statement, Prospectus, Prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each holder of Transfer Restricted Securitiesagrees that upon receipt of any notice from the Company pursuant to this Section 3(c)(iii)(D), such holder shall forthwith discontinue the disposition of Transfer Restricted Securities pursuant to the Exchange Offer Registration Statement applicable to such Transfer Restricted Securities until such Broker-Dealer shall have received copies of such amended or supplemented Prospectus, and if so directed by the Company, such Broker-Dealer shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Broker-Dealer's possession of the Prospectus covering such Transfer Restricted Securities at the time of receipt of such notice;

          (iv)   in the event that the Company would be required, pursuant to
     Section 3(c)(iii)(D) above, to notify any Broker-Dealers holding Exchange Securities, without unreasonable delay, subject to Section 3(c)(ii), prepare and furnish to each such holder a reasonable number of copies of a Prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such Prospectus shall conform in all material respects to the applicable requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (v) subject to the provisos in (ii) above, use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

          (vi) use its best efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, (B) if applicable, keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each Broker-Dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

          (vii) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by Broker-Dealers during the Resale Period;

          (viii) provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time;

          (ix) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Offer Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Act (including, at the option of the Company, Rule 158 thereunder).

     (d) In connection with the Company's obligations with respect to the registration of the Transfer Restricted Securities as contemplated by Section 2(b) pursuant to the Shelf Registration, if applicable, the Company shall, as soon as practicable (or as otherwise specified):

          (i) prepare and file with the Commission, as soon as practicable but in any case within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Transfer Restricted Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use its best efforts to cause such Shelf Registration Statement to become effective as soon as practicable but in any case within the time periods specified in Section 2(b);

          (ii) not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire, in the form of Exhibit A hereto, to the holders of Transfer Restricted Securities;
             ---------
     no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the Prospectus forming a part thereof for resales of Transfer Restricted Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Transfer Restricted Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;

          (iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Transfer Restricted Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the Prospectus forming a part thereof for resales of Transfer Restricted Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company;

          (iv) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the Prospectus included therein, and take any other action, as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission; provided that upon the occurrence of any event that would cause any such Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities, either of which occurs during the period that the Company is required to maintain an effective and usable Shelf Registration Statement and Prospectus pursuant to this Agreement, the Company shall file promptly an appropriate amendment or supplement to such Registration Statement or Prospectus, (1) in the case of clause (A), correcting any such misstatement or omission, and (2) in the case of clauses (A) and (B) use its best efforts to cause any amendment to be declared effective and such Shelf Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter; provided further notwithstanding anything to the contrary set forth in this Agreement, the Company's obligations to use its best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended shall be suspended in the event continued effectiveness of the Shelf Registration Statement would, with the advice of counsel to the Company, make it advisable for the Company to disclose a material financing, acquisition or other corporate transaction, and the Board of Directors shall have determined in good faith that such disclosure is not in the best interests of the Company, but in no event will any such suspension, individually or in the aggregate, exceed ninety (90) days in any calendar year (such suspensions being referred to herein as a "Shelf Suspension Period");

          (v) comply with the provisions of the Act with respect to the disposition of all of the Transfer Restricted Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

          (vi) provide (A) the Electing Holders, (B) the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of
     Section 2(11) of the Act), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriters or agents and (E) not more than one counsel for all the Electing Holders the opportunity to participate in the preparation of such Shelf Registration Statement, each Prospectus included therein or filed with the Commission and each amendment or supplement thereto;

          (vii) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Company that they have a current intention to sell the Transfer Restricted Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such require ment), or (C) after the Effective Time and after having requested, in writing, that the Company include such information in such Shelf Registration Statement or an amendment or supplement thereto, and such request has not been accepted by the Company within 15 days of such request, such information, in the reasonable judgment of such party pursuant to advice of counsel, is required to be set forth in such Shelf Registration Statement or the Prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such Prospectus in order that such Shelf Registration Statement, Prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (viii) promptly notify in writing each of the Electing Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose), (A) when such Shelf Registration Statement or the Prospectus included therein or any Prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Transfer Restricted Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (D) (I) if at any time when a Prospectus is required to be delivered under the Act, such Shelf Registration Statement, Prospectus, Prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; or (II) the occurrence of a Shelf Suspension Period;

          (ix) subject to the provisos in (iv) above, use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

          (x) if requested by any managing underwriter or underwriters, any placement or sales agent or any Electing Holder, promptly incorporate in a Prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Electing Holder specifies should be included therein relating to the terms of the sale of such Transfer Restricted Securities, including information with respect to the principal amount of Transfer Restricted Securities being sold by such Electing Holder or agent or to any underwriters, the name and description of such Electing Holder, agent or underwriter, the offering price of such Transfer Restricted Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Transfer Restricted Securities to be sold by such Electing Holder or agent or to such underwriters; and make all required filings of such Prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (xi) furnish to each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(vi) an executed copy (or, in the case of an Electing Holder, a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Transfer Restricted Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder, agent or underwriter, as the case may be) and of the Prospectus included in such Shelf Registration Statement (including each preliminary Prospectus and any summary Prospectus), in conformity in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such Electing Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Transfer Restricted Securities owned by such Electing Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, agent and underwriter to satisfy the Prospectus delivery requirements of the Act; and the Company hereby consents, unless it has otherwise notified the Electing Holder under
     Section 3(d)(iv) or (viii) hereof, to the use of such Prospectus (including such preliminary and summary Prospectus) and any amendment or supplement thereto by each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Transfer Restricted Securities covered by the Prospectus (including such preliminary and summary Prospectus) or any supplement or amendment thereto;

          (xii) use its best efforts to (A) register or qualify the Transfer Restricted Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such Electing Holder, agent or underwriter to complete its distribution of Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Transfer Restricted Securities; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

           (xiii) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Transfer Restricted Securities;

          (xiv) cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Transfer Restricted Securities;

          (xv) provide a CUSIP number for all Transfer Restricted Securities, not later than the applicable Effective Time;

          (xvi) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any Electing Holders aggregating at least 20% in aggregate principal amount of the Transfer Restricted Securities at the time outstanding shall reasonably request in order to expedite or facilitate the disposition of such Transfer Restricted Securities;

          (xvii) whether or not an agreement of the type referred to in Section 3(d)(xvi) hereof is entered into and whether or not any portion of the offering contemplated by the Shelf Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or as any Electing Holders of at least 20% in aggregate principal amount of the Transfer Restricted Securities at the time outstanding may reasonably request, addressed to such Electing Holder or Electing Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement (and if such Shelf Registration Statement contemplates an underwritten offering of a part or all of the Transfer Restricted Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery by the Company of the relevant agreement of the type referred to in Section 3(d)(xvi) hereof; the due authorization, execution, authentication and issuance by the Company, and the validity and enforceability, of the Securities; the absence of knowledge of such counsel of material legal or governmental proceedings involving the Company; the absence of governmental approvals required to be obtained in connection with the Shelf Registration, the offering and sale of the Transfer Restricted Securities, this Exchange and Registration Rights Agreement or any agreement of the type referred to in Section 3(d)(xvi) hereof, except such approvals as are referenced in the Shelf Registration Statement or as may be required under state securities or blue sky laws; the material compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, respectively; and the expression of the belief of such counsel as to the absence of any facts having come to the attention of such counsel that have caused them to believe that such Shelf Registration Statement and the Prospectus included therein, as then amended or supplemented, as of the date of the opinion and of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, and from the documents incorporated by reference therein as of the dates of such documents (in each case other than the financial statements, related notes, related schedules and other financial data contained therein) contained an untrue statement of a material fact or omitted to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made, and in the case of the documents incorporated by reference, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act, not misleading); (C) obtain a "comfort" letter or letters from the independent certified public accountants of the Company addressed to the selling Electing Holders, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Shelf Registration Statement and (ii) the effective date of any Prospectus supplement to the Prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such Prospectus (and, if such Shelf Registration Statement contemplates an underwritten offering pursuant to any Prospectus supplement to the Prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such Prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by any Electing Holders of at least 20% in aggregate principal amount of the Transfer Restricted Securities at the time outstanding or the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

          (xviii) notify in writing each holder of Transfer Restricted Securities of any proposal by the Company to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

          (xix) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Transfer Restricted Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Transfer Restricted Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including by (A) if such Rules or By-Laws shall so require, engaging a "qualified independent underwriter" (as defined in such Schedule (or any successor thereto)) to participate in the preparation of the Shelf Registration Statement relating to such Transfer Restricted Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Transfer Restricted Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD; and

          (xx) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Shelf Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Act (including, at the option of the Company, Rule 158 thereunder).

     (e) In the event that the Company would be required, pursuant to Section 3(d)(viii)(D) above, to notify the Electing Holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without unreasonable delay, subject to Section 3(d)(iv), prepare and furnish to each of the Electing Holders, to each placement or sales agent, if any, and to each such underwriter, if any, a reasonable number of copies of a Prospectus supplemented or amended so that, as thereafter delivered to purchasers of Transfer Restricted Securities, such Prospectus shall conform in all material respects to the applicable requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(viii)(D) hereof, such Electing Holder shall forthwith discontinue the disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement applicable to such Transfer Restricted Securities until such Electing Holder shall have received copies of such amended or supplemented Prospectus, and if so directed by the Company, such Electing Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Electing Holder's possession of the Prospectus covering such Transfer Restricted Securities at the time of receipt of such notice.

     (f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder's intended method of distribution of Transfer Restricted Securities as may be required in order to comply with the Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any Prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Transfer Restricted Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder's intended method of disposition of such Transfer Restricted Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Electing Holder or the disposition of such Transfer Restricted Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     (g) Until the expiration of two years after the Closing Date, the Company will not resell, and will use its best efforts to prevent any of its Affiliates from reselling, any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Act.

     (h) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each holder of Transfer Restricted Securities shall furnish, upon the written request of the Company, prior to the completion of the Exchange Offer, a written representation to the Company, (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement (which may be the Exchange Offer Registration Statement) containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for securities acquired by such holder directly from the Company or an affiliate thereof.

     4.  Registration Expenses.

     The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company's performance of or compliance with this Exchange and Registration Rights Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses including fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such NASD registration, filing and review, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(xii) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders may designate, including any fees and disbursements of counsel for the Electing Holders (subject to the limitations of Clause (i) below) or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each Prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(d)(xix) hereof, (i) fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company), (j) any fees charged by securities rating services for rating the Securities, and (k) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Transfer Restricted Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Transfer Restricted Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Transfer Restricted Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

     5.  Representations and Warranties.

     The Company represents and warrants to, and agrees with, each Initial Purchaser and each of the holders from time to time of Transfer Restricted Securities that:

          (a) Each registration statement covering Transfer Restricted Securities and each Prospectus (including any preliminary or summary Prospectus) contained therein or furnished pursuant to Section 3(d) or
     Section 3(c) hereof and any further amendments or supplements to any such registration statement or Prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Transfer Restricted Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the applicable requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a Prospectus would be required to be delivered under the Act, other than from (i) such time as a notice has been given to holders of Transfer Restricted Securities pursuant to Section 3(d)(viii)(D) or Section 3(c)(iii)(D) hereof until (ii) such time as the Company furnishes an amended or supplemented Prospectus pursuant to Section 3(e) or
     Section 3(c)(iv) hereof, each such registration statement, and each Prospectus (including any summary Prospectus) contained therein or furnished pursuant to Section 3(d) or Section 3(c) hereof, as then amended or supplemented, will conform in all material respects to the applicable requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Transfer Restricted Securities expressly for use therein.

          (b) Any documents incorporated by reference in any Prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and none of such documents will at such time contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Transfer Restricted Securities expressly for use therein.

          (c) The compliance by the Company with all of the provisions of this Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the property or assets of the Company or any subsidiary of the Company is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Exchange and Registration Rights Agreement, except the registration under the Act of the Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Securities.

          (d) This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Company.

     6.  Indemnification.

     (a) Indemnification by the Company. The Company shall indemnify and hold harmless each of the holders of Transfer Restricted Securities included in an Exchange Offer Registration Statement, each of the Electing Holders of Transfer Restricted Securities included in a Shelf Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Transfer Restricted Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Offer Registration Statement or Shelf Registration Statement, as the case may be, under which such Transfer Restricted Securities were registered under the Act, or any preliminary, final or summary Prospectus contained therein or furnished by the Company to any such holder, Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse such holder, such Electing Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary Prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein;

     (b) Indemnification by the Holders and any Agents and Underwriters. The Company may require, as a condition to including any Transfer Restricted Securities in any registration statement filed pursuant to Section 2(b) hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Electing Holder of such Transfer Restricted Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, and all other holders of Transfer Restricted Securities, against any losses, claims, damages or liabilities to which the Company or such other holders of Transfer Restricted Securities may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary Prospectus contained therein or furnished by the Company to any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder's Transfer Restricted Securities pursuant to such registration.

     (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Transfer Restricted Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders' and any underwriters' obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Transfer Restricted Securities registered or underwritten, as the case may be, by them and not joint.

     (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

     7.  Underwritten Offerings.

     (a) Selection of Underwriters. If any of the Transfer Restricted Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Transfer Restricted Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

     (b) Participation by Holders. Each holder of Transfer Restricted Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     8.  Rule 144.

     The Company covenants to the holders of Transfer Restricted Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Transfer Restricted Securities without registration under the Act within the limitations of the exemption provided by Rule 144 under the Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Transfer Restricted Securities in connection with that holder's sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

     9.  Miscellaneous.

     (a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Transfer Restricted Securities or any other securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.

     (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of their respective obligations hereunder and that the Initial Purchasers and the holders from time to time of the Transfer Restricted Securities may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the respective obligations of the Company under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

     (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows:

               To the Company:

               Exodus Communications, Inc.
               2650 San Tomas Expressway
               Santa Clara, California 95051

               Attention:  General Counsel
               Phone:  (408) 346-2200
               Fax:  (408) 346-2206

               To the Initial Purchasers:

               Goldman, Sachs & Co.
               Donaldson Lufkin & Jenrette Securities Corporation
               BT Alex.  Brown Incorporated
               NationsBanc Montgomery Securities LLC
               c/o Goldman, Sachs & Co.
               85 Broad Street
               New York, NY 10004

               Phone:  (212) 902-1000
               Fax:  (212) 902-3000

               To a holder:

               to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     (d) Parties in Interest. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Transfer Restricted Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Transfer Restricted Securities shall acquire Transfer Restricted Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Transfer Restricted Securities shall be held subject to all of the terms of this Exchange and Registration Rights Agreement, and by taking and holding such Transfer Restricted Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Exchange and Registration Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Transfer Restricted Securities subject to all of the applicable terms hereof.

     (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Transfer Restricted Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Transfer Restricted Securities pursuant to the Purchase Agreement and the transfer and registration of Transfer Restricted Securities by such holder and the consummation of an Exchange Offer.

     (f) LAW GOVERNING. THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

     (g) Headings. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

     (h) Entire Agreement; Amendments. This Exchange and Registration Rights Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities at the time outstanding. Each holder of any Transfer Restricted Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Transfer Restricted Securities or is delivered to such holder.

     (i) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date referred to above.



                              EXODUS COMMUNICATIONS, INC.


                              By:_________________________________
                                  Name:
                                  Title:



                              INITIAL PURCHASERS


                              GOLDMAN, SACHS & CO.
                              DONALDSON, LUFKIN & JENRETTE
                              SECURITIES  CORPORATION,
                              BT ALEX. BROWN INCORPORATED
                              NATIONSBANC MONTGOMERY SECURITIES
                              LLC


                              GOLDMAN, SACHS & CO., on behalf of each of the Initial Purchasers


                               By:_________________________________
                                    Name:
                                    Title:

                                                                       Exhibit A



                          EXODUS COMMUNICATIONS, INC.


                        INSTRUCTION TO DTC PARTICIPANTS
                        -------------------------------

                               (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                      DEADLINE FOR RESPONSE: [DATE]/1/
                      -----------------------------


          The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the Exodus Communications, Inc. (the "Company") 11 1/4% Senior Notes due 2008 (the "Securities") are held.

          The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

          It is important that beneficial owners of the Securities receive a
          ------------------------------------------------------------------
copy of the enclosed materials as soon as possible as their rights to have the
--------------------------------------------------
Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy
                                 ---------------------
of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Exodus Communications, Inc., 2650 San Tomas Expressway, Santa Clara, CA 95051,
Attention:  General Counsel, (408) 346-2200.







--------------------
/1/  Not less than 28 calendar days from date of mailing.

                          Exodus Communications, Inc.


                        Notice of Registration Statement
                                      and
                      Selling Securityholder Questionnaire
                      ------------------------------------


                                     (Date)


          Reference is hereby made to the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement") between Exodus Communications, Inc. (the "Company") and the Initial Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form [___] (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Act"), of the Company's 11 1/4% Senior Notes due 2008 (the "Securities"). A copy of the Exchange and Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

          Each beneficial owner of Transfer Restricted Securities (as defined below) is entitled to have the Transfer Restricted Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Transfer Restricted Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR
                                                    --------------------------
RESPONSE].  Beneficial owners of Transfer Restricted Securities who do not
---------
complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and
(ii) may not use the Prospectus forming a part thereof for resales of Transfer Restricted Securities.

          Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

          The term "Transfer Restricted Securities" is defined in the Exchange
                    ------------------------------
and Registration Rights Agreement.

                                    ELECTION

          The undersigned holder (the "Selling Securityholder") of Transfer Restricted Securities hereby elects to include in the Shelf Registration Statement the Transfer Restricted Securities beneficially owned by it and listed below in Item (c). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation,
Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

          Upon any sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

          The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                 QUESTIONNAIRE

(a) Full Legal Name of Selling Securityholder:

--------------------------------------------------------------------------------

     (i) Full Legal Name of Registered Holder (if not the same as in (a) above) of Transfer Restricted Securities Listed in Item (c) below:

          ----------------------------------------------------------------------

     (ii) Full Legal Name of DTC Participant (if applicable and if not the same as (a) above) Through Which Transfer Restricted Securities Listed in Item (c) below are Held:

          ----------------------------------------------------------------------

(b) Address for Notices to Selling Securityholder:

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

  Telephone:
                    -----------------------------------

  Fax:
                    -----------------------------------

  Contact Person:
                    -----------------------------------


(c)  Beneficial Ownership of Securities:

     Except as set forth below in this Item (c), the undersigned does not beneficially own any Securities.

     (i)  Principal amount of Transfer Restricted Securities beneficially owned:

          ----------------------------------------------------------------------

          CUSIP No(s).  of such Transfer Restricted Securities:
                                                                ----------------

     (ii) Principal amount of Securities other than Transfer Restricted Securities beneficially owned:
                                         ---------------------------------------

            CUSIP No(s). of such other Securities: ___________________________

     (iii) Principal amount of Transfer Restricted Securities which the undersigned wishes to be included in the Shelf Registration
            Statement: _______________________________________________________

            CUSIP No(s). of such Transfer Restricted Securities to be included in the Shelf Registration Statement: _____________________________


(d)  Beneficial Ownership of Other Securities of the Company:

     Except as set forth below in this Item (d), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (c).

     State any exceptions here:



(e)  Relationships with the Company:

     Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

     State any exceptions here:



(f)  Plan of Distribution:

          Except as set forth below, the undersigned Selling Securityholder intends to distribute the Transfer Restricted Securities listed above in Item
(c) only as follows (if at all): Such Transfer Restricted Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, Broker-Dealers or agents. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Transfer Restricted Securities or otherwise, the Selling Securityholder may enter into hedging transactions with Broker-Dealers, which may in turn engage in short sales of the Transfer Restricted Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Transfer Restricted Securities short and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to Broker-Dealers that in turn may sell such securities.



     State any exceptions here:



     By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder, particularly Rule 10b-6.

     In the event that the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item (c) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

     By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (a) through (f) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

     In accordance with the Selling Securityholder's obligation under Section 3(d) and (f) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to notify the Company promptly of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Exchange and

Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:


          (i)  To the Company:

                    Exodus Communications, Inc.
                    2650 San Tomas Expressway
                    Santa Clara, CA 95051
                    Attention:  General Counsel
                    (408) 346-2200.


          (ii) With a copy to:

                    Fenwick & West, LLP
                    Two Palo Alto Square
                    Palo Alto, CA 94306
                    Attention:  Eileen Duffy Robinett
                    (650) 494-0600

     Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item
(c) above). This Agreement shall be governed in all respects by the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:  ________________



                                _____________________________________________
                                Selling Securityholder
                                (Print/type full legal name of beneficial owner of Transfer Restricted Securities)



                                By: _________________________________________
                                Name:
                                Title:



PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:


                    Fenwick & West LLP
                    Two Palo Alto Square
                    Palo Alto, CA 94306
                    Attention:  Eileen Duffy Robinett
                    (650) 494-0600

                                                                       Exhibit B

             NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT


Chase Manhattan Bank and Trust Company,
 National Association
Exodus Communications, Inc.
c/o Chase Manhattan Bank and Trust Company,
 National Association
101 Barclay Street
Floor 21 West
New York, NY 10286

Attention:  Trust Officer

          Re:  Exodus Communications, Inc. (the "Company")
               11 1/4% Senior Notes due 2008
               ----------------------------------


Ladies and Gentlemen:

          Please be advised that _____________________ has transferred $___________ aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form [___] (File No. 333-____) filed by the Company.

          We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a "Selling Holder" in the Prospectus dated ___________, 199_ or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner's name.

Dated:
                                         Very truly yours,


                                         ________________________
                                         (Name)


                                         By:________________________
                                            (Authorized Signature)

                                      -1-